As Filed with the Securities and Exchange Commission on April 30, 2013

Registration File No. 333-19521

811-08013

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 24	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

AMENDMENT NO. 17	☒

(Check appropriate box or boxes.)

STATE FARM LIFE INSURANCE COMPANY

VARIABLE LIFE SEPARATE ACCOUNT

(Exact name of registrant)

STATE FARM LIFE INSURANCE COMPANY

(Name of depositor)

P.O. Box 2307

Bloomington, Illinois 61702-2307

(Address of depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (888) 702-7307

Jeffrey W. Jackson, Esq.

State Farm Life Insurance Company

P.O. Box 2307

Bloomington, Illinois 61702-2307

(Name and address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2013 pursuant to paragraph (b) of Rule 485

☐	60 days after filing to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

prospectus

PROSPECTUS DATED MAY 1, 2013

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

ISSUED BY

STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone (888) 702-2307

In 2008, State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”) discontinued offering the flexible premium variable universal life insurance policy (the “Policy”) described in this prospectus. We continue to service existing Policies, as well as accept additional premiums into existing Policies. Please ask your registered State Farm agent for further information or contact our Variable Products processing area.

State Farm designed the Policy to provide: (1) lifetime insurance protection on the insured person named in the Policy, and (2) flexibility regarding premiums and death benefits. Subject to certain restrictions, the purchaser of a Policy (the “Owner,” “you,” or “your”) may:

•	change the frequency and amounts of premium payments;

•	change the level of death benefits; and

•	allocate premiums (after State Farm deducts a premium charge) and Policy values to:

•	State Farm’s general account (the “Fixed Account”), an account that provides a specified minimum rate of interest; and

•

subaccounts (“Subaccounts”) of State Farm Life Insurance Company Variable Life Separate Account (the “Variable Account”), a separate account allowing you to invest in the following investment portfolios (“Funds”) of the State Farm Variable Product Trust (the “Trust”):

•	Large Cap Equity Index Fund

•	Small Cap Equity Index Fund

•	International Equity Index Fund

•	Large Cap Equity Fund

•	Small/Mid Cap Equity Fund

•	International Equity Fund

•	Stock and Bond Balanced Fund

•	Bond Fund

•	Money Market Fund

The accompanying prospectus for the Trust describes each of the Funds, including the risks of investing in each Fund, and provides other information about the Trust.

An Owner of a Policy can select between two death benefit options: (1) a level insurance amount (Basic Amount) or (2) a level insurance amount plus the Policy Account Value. As long as the Policy is in force, State Farm guarantees that the death benefit will never be less than the Basic Amount less any outstanding Policy loans and past due charges. For a Policy issued in Texas or Maryland, if the Insured is alive on the Maturity Date, State Farm will pay the Cash Surrender Value on the Maturity Date to the Owner and the Policy will terminate.

The Policy provides for a Cash Surrender Value, which is the amount State Farm would pay if you surrender the policy. Because this value varies with Fund performance, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value if you allocate premiums and Policy values to the Trust. On any given day, the Cash Surrender Value could be more or less than the premiums paid.

The Policy provides for a death benefit guarantee whereby the Policy will not lapse (terminate without value) so long as you pay certain minimum premiums. The Policy also allows you to take loans, make withdrawals, and participate in a dollar-cost averaging program or a portfolio rebalancing program.

We designed the Policy to provide significant life insurance benefits with a long-term investment element. You should consider the Policy in conjunction with other insurance you own. Please consider carefully before replacing existing insurance with the Policy, or financing the purchase of the Policy through a loan or through withdrawals from another policy.

This prospectus provides information that a prospective owner should know before investing in the Policy. Please read this prospectus carefully and keep it for future reference. A prospectus for State Farm Variable Product Trust accompanies this prospectus and you should read it in conjunction with this prospectus. The Securities and Exchange Commission (the “SEC”) maintains a web site (http://www.sec.gov) that contains other information about the Policy and the Variable Account, material incorporated by reference into the Variable Account’s registration statement, and other information regarding other registrants that file electronically with the SEC.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal. It may not be advantageous to replace existing insurance with the Policy.

The SEC has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of

THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.

THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN THOSE JURISDICTIONS WHERE SUCH OFFERING

MAY LAWFULLY BE MADE.

contents

Policy Summary

The following paragraphs summarize the important benefits and risks of the Policy. Please read this summary along with the more detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Loan Amount. Please refer to the Index of Terms at the end of the prospectus for definitions of certain terms this prospectus uses.

The Policy is a flexible premium variable universal life insurance policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum Policy Account Value. You could lose some or all of the money you invest and your Policy could lapse without value, unless you pay sufficient additional premiums.

If you have any questions, you may write or call our Variable Products processing area at Three State Farm Plaza South, N-1, Bloomington, Illinois 61791-0001, (888) 702-2307 (toll free).

Policy series 97035 in all states except MT, NY, WI; 97085 in MT, A97035 in NY and WI; and also 97036 in TX.

Policy Benefits

Death Benefits

•	Death Benefit Options. Death Benefits are available in two Death Benefit options:

•	Option 1 (greater of Basic Amount plus any Net Premium payment received since the last Deduction Date, or a specified percentage of Policy Account Value); or

•	Option 2 (greater of Basic Amount plus the Policy Account Value, or a specified percentage of Policy Account Value). See “Death Benefits”.

•	Flexibility to Change Death Benefit. We provide flexibility to change the Basic Amount and to change the Death Benefit option. See “Death Benefits - Changing the Basic Amount” for rules and limits.

•

Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. See “Premiums - Death Benefit Guarantee” and “Charges and Deductions”.

•	Death Benefit Payment Options. Death Benefits are available as a lump sum or under a variety of payment options.

•	Tax Treatment. The Death Benefit generally should be excludible from the gross income of the Beneficiary. See “Tax Treatment of Policy Benefits”.

Cash Benefits

•	Loans. You may take loans for amounts up to 90% of Cash Value, at a net interest rate not greater than 2%. See “Loan Benefits” and “Tax Treatment of Policy Benefits”.

•

Withdrawals. You may withdraw a portion of your Cash Surrender Value up to 4 times each Policy Year provided there is sufficient remaining Cash Surrender Value. A withdrawal processing fee equal to the lesser of $25 or 2% of the amount requested for withdrawal will apply to each withdrawal. See “Withdrawals” for rules and limits and “Tax Treatment of Policy Benefits”.

•

Surrenders. You may completely surrender the Policy at any time for its Cash Surrender Value (Policy Account Value minus Loan Amount and any applicable surrender charge). See “Full Surrender” and “Tax Treatment of Policy Benefits”. State Farm will deduct a surrender charge from the Policy Account Value upon a full surrender of the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount. See “Charges and Deductions - Surrender Charge”.

•

Transfers. You may transfer Policy Account Value among the Subaccounts at any time after the end of the free look period. You may transfer Policy Account Value held in the Fixed Account to one or more Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. Due to these limitations, if you want to

Summary

transfer all of your Policy Accumulation Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. The amount of any transfer must be at least $250, or, if less, the Policy Account Value held in the Subaccount or the Fixed Account. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. See “Allocation Options - Transfers” and “Charges and Deductions - Transfer Charge”.

•	Payment Options. A variety of payment options are available.

Free Look Right to Cancel Policy

•

For a limited time after State Farm issues a Policy, you have the right to cancel your Policy and receive a full refund of all premiums paid. See “The Policy - Free Look Right to Cancel Policy”. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. See “Allocation Options - Net Premium Allocations”.

Policy Risks

Investment Risk

If you invest your Policy Account Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, we deduct Policy fees and charges from your Policy Account Value, which can significantly reduce your Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy Account Value. You could lose everything you invest and your Policy could lapse without value, unless you pay sufficient additional premiums. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Account Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

If your Cash Surrender Value is not enough to pay the Monthly Deduction when due, and the Death Benefit Guarantee is not in effect, your Policy will enter a 61-day grace period. State Farm will notify you that the Policy will lapse unless you make a sufficient payment during the grace period. Your Policy also may lapse if your Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. Your Policy generally will not lapse if: (1) pursuant to the Death Benefit Guarantee, during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), you pay cumulative premiums, less withdrawals and the Loan Policy Account Value, at least equal to the Minimum Premium amount for your Policy; or (2) you make a payment before the end of the grace period large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risk

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving a higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludible from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, may apply.

In general, depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then surrenders, withdrawals, and loans (including loans secured by collateral assignment) under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% additional income tax may be imposed on surrenders, withdrawals, and loans taken before you attain age 59½. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% additional income tax. We will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a MEC.

See “Tax Considerations”. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risk

The surrender charge under the Policy applies for 10 Policy Years after the Policy Date. An additional surrender charge will be applicable for 10 years from the date of any increase in the Basic Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Policy Risks - Risk of Lapse”.

Only four withdrawals are permitted each Policy Year, and we will reduce your Basic Amount by the amount of any withdrawal if Death Benefit Option 1 is in effect.

Surrenders and withdrawals may have tax consequences.

Loan Risk

A Policy loan, whether or not repaid, will affect Policy Account Value over time because we subtract the Loan Amount from the Subaccounts and/or Fixed Account as collateral and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Subaccounts. The Loan Account will be credited with a 6.00% interest rate guaranteed by State Farm but will not receive any higher current interest rate credited to the Fixed Account. We reduce the amount we pay on the Insured’s death by any Loan Amount. Your Policy may lapse if your Cash Surrender Value is insufficient to cover charges due to an outstanding Loan Amount. See “Loan Benefits”.

A loan may have tax consequences. In addition, if you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of Increase in Current Fees and Charges

Certain fees and charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to their guaranteed maximum levels. If fees and charges are increased, you may need to increase the amount and/or frequency of Premiums to keep the Policy in force.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in the Funds’ prospectus. Please refer to the Funds’ prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

Fee Table

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. Certain fees and charges are payable only if you choose an optional Policy feature. If the amount of a charge varies depending on the individual characteristics of the Insured, such as Age, sex or underwriting class, the tables show the minimum and maximum possible charges as well as the charges for a typical Insured. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insured may pay, but these charges may not be representative of the amount you actually pay.

The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Account Value among the Subaccounts and the Fixed Account.

Transaction Fees

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Premium Charge (Maximum sales charge imposed on premium)	Upon receipt of each premium payment	5% of each premium payment	5% of each premium payment

Surrender Charge[2]
On Basic Amount:
Minimum and Maximum Charge	Upon surrender or lapse during the first 10 Policy Years	Minimum of $1.20 and maximum of $21 per $1,000 of Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of Basic Amount

Charge for an Insured, Age 30 at issue, in the third Policy Year	Upon surrender or lapse during the first 10 Policy Years	$3.60 per $1,000 of Basic Amount	$3.60 per $1,000 of Basic Amount

On Increase in Basic Amount:
Minimum and Maximum Charge	Upon surrender or lapse during the first 10 years after an increase in Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of increase in Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of increase in Basic Amount

Charge for an Insured, Age 30 on the Policy Anniversary preceding the increase, in the third year following the increase	Upon surrender or lapse during the first 10 years after an increase in Basic Amount	$3.60 per $1,000 of increase in Basic Amount	$3.60 per $1,000 of increase in Basic Amount

Withdrawal Processing Fee	Upon withdrawal	The lesser of $25 or 2% of each amount withdrawn	The lesser of $25 or 2% of each amount withdrawn

Transfer Fees[3]	Upon transfer	$25 per transfer	$0

Monthly Payment Plan Fee[4]	Upon election of Monthly Payment Plan	$2 initial fee	$2 initial fee

(1)	For each type of charge, the current charge and the guaranteed charge is shown. The current charge is the amount currently charged and the guaranteed charge is the maximum amount permitted by the Policy.

(2)

The Surrender Charge is in effect for the first 10 Policy Years, as well as the first 10 years after an increase in Basic Amount. It increases monthly in the first two years, remains level for the next four years, then decreases by  1/5 each year for the next five years to zero. Surrender charges vary based on the Insured’s Age at issue or on the Policy Anniversary preceding an increase in the Basic Amount (as applicable). The surrender charges as shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the surrender charges applicable to your Policy, and more detailed information concerning surrender charges is available on request from our Variable Products processing area. See Appendix A for sample surrender charges.

(3)	We currently do not assess a charge for transfers among Subaccounts or to or from the Fixed Account, but we reserve the right to impose this charge on each transfer in a Policy Year in excess of 12.

(4)	The Monthly Payment Plan Fee is assessed only if you elect to participate in the Monthly Payment Plan.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Cost of Insurance[5]
Minimum and Maximum Charge	On Policy Date and monthly on Deduction Date	Minimum of $ .0567 and maximum of $83.3333 per $1,000 of net amount at risk[6] per month	Minimum of $.0420 and maximum of $28.8769 per $1,000 of net amount at risk per month

Charge for a male Insured, Age 30, in the non-tobacco rate class	On Policy Date and monthly on Deduction Date	$.1209 per $1,000 of net amount at risk per month	$.1180 per $1,000 of net amount at risk per month

Monthly Expense Charge	On Policy Date and monthly on Deduction Date	$8	$8[7]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.80% of the average daily net assets of each Subaccount you are invested in

(5)	Cost of insurance charges vary based on the Insured’s Age, sex, rate class, Policy Year, Basic Amount, and net amount at risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning cost of insurance charges is available on request from our Variable Products processing area.

(6)	The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider.

(7)	Those persons who purchased a Policy before July 1, 2004 are charged a current monthly expense charge of $6.

Periodic Charges Other Than Fund Operating Expenses

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Optional Charges:[8]
Accidental Death Benefit Rider:[9]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.04 and maximum of $.09 per $1,000 of rider coverage amount per month	Minimum of $.04 and maximum of $.09 per $1,000 of rider coverage amount per month

Charge for an Insured, Age 30, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.05 per $1,000 of rider coverage amount per month	$.05 per $1,000 of rider coverage amount per month

Additional Insured’s Level Term Rider:[9]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.0767 and maximum of $15.4277 per $1,000 of rider coverage amount per month	Minimum of $.0492 and maximum of $9.3603 per $1,000 of rider coverage amount per month

Charge for a male Insured, Age 35, in the non-tobacco rate class, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.1443 per $1,000 of rider coverage amount per month	$.1278 per $1,000 of rider coverage amount per month

Children’s Term Rider:[9]	On Rider Effective Date and monthly on Deduction Date	$.40 per $1,000 of rider coverage amount per month	$.40 per $1,000 of rider coverage amount per month

(8)	Optional Charges are the charges that apply if a Policy Owner elects to add riders to the Policy or to take a loan. Charges for the Accidental Death Benefit Rider and Guaranteed Insurability Option Rider may vary based on the Insured’s Age and rider coverage amount. Charges for Waiver of Monthly Deduction Rider may vary based on the Insured’s Age and monthly deduction amount. Charges for the Additional Insured’s Level Term Rider may vary based on the Insured’s Age, sex, rate class, and rider coverage amount. Charges for the Children’s Term Rider are based on units of coverage. One unit of coverage provides a $1,000 death benefit for each covered child. Charges based on Age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the rider charges applicable to your Policy, and more detailed information concerning rider charges is available on request from our Variable Products processing area.

(9)	The Accidental Death Benefit Rider, Additional Insured’s Level Term Rider, Children’s Term Rider, Waiver of Monthly Deduction Rider, and Guaranteed Insurability Option are no longer available for a Policy Owner to elect as a supplemental benefit to the Policy.

Periodic Charges Other Than Fund Operating Expenses

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Waiver of Monthly Deduction Rider:[9]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.0065 and maximum of $.3589 per $1 of the Monthly Deduction per month	Minimum of $.0065 and maximum of $.3589 per $1 of the Monthly Deduction per month

Charge for an Insured, Age 25, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.0285 per $1 of the Monthly Deduction per month	$.0285 per $1 of the Monthly Deduction per month

Guaranteed Insurability Option Rider:[9]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.03 and maximum of $.24 per $1,000 of rider coverage amount per month	Minimum of $.03 and maximum of $.24 per $1,000 of rider coverage amount per month

Charge for an Insured, Age 25, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.08 per $1,000 of rider coverage amount per month	$.08 per $1,000 of rider coverage amount per month

Loan Interest Spread[10]	On Policy Anniversary or earlier, as applicable[11]	Annual rate of 2.00%[12]	Annual rate of 2.00%[12]

(10)	The loan interest spread is the difference between the amount of interest we charge you for a Policy loan (which is 8.00% or less annually) and the amount of interest we credit to the Loan Account (guaranteed not to be lower than 6.00% annually).

(11)	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured’s death.

(12)	For Policies purchased on or after July 1, 2004, the loan interest spread will be at an annual rate of 2.00% during the first 10 Policy Years; 1.00% for Policy Years 11 through 20; and 0.50% for Policy Years 21 and later.

The following tables describe the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The fees and expenses are for the fiscal year ended December 31, 2012. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Funds.

The following table shows the minimum and maximum total Annual Fund Operating Expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2012.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.29%	1.21%

The following table shows the fees and expenses (before waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2012.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

Fund	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Expenses (14)
Large Cap Equity Index Fund(15)	0.24%	N/A	0.05%	0.00%	0.29%
Small Cap Equity Index Fund	0.40%	N/A	0.11%	0.08%	0.59%
International Equity Index Fund	0.55%	N/A	0.13%	0.00%	0.68%
Large Cap Equity Fund	0.60%	N/A	0.15%	0.00%	0.75%
Small/Mid Cap Equity Fund	0.80%	N/A	0.16%	0.02%	0.98%
International Equity Fund	0.80%	N/A	0.41%	0.00%	1.21%
Stock and Bond Balanced Fund(15)	0.00%	N/A	0.09%	0.40%	0.49%
Bond Fund	0.50%	N/A	0.08%	0.00%	0.58%
Money Market Fund	0.40%	N/A	0.19%	0.01%	0.60%

(14)	The investment adviser to the Funds has voluntarily agreed to bear the expenses incurred by each Fund (other than the International Equity Index Fund and International Equity Fund), other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets, and the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund’s own Other Expenses other than acquired fund fees and expenses. The investment adviser to the Funds has agreed to bear all of the custody fees of the Large Cap Equity Index Fund and the Small Cap Equity Index Fund without regard to the 0.10% cap. Beginning in early February 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, the investment adviser to the Money Market Fund has been voluntarily waiving portions of its fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund and International Equity Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of each Fund’s average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time. After taking into account these arrangements, annual Fund operating expenses, if different from those presented above, were:

Fund	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Expenses
Small Cap Equity Index Fund	0.40%	N/A	0.10%	0.08%	0.58%
Large Cap Equity Fund	0.60%	N/A	0.10%	0.00%	0.70%
Small/Mid Cap Equity Fund	0.80%	N/A	0.10%	0.02%	0.92%
International Equity Fund	0.80%	N/A	0.20%	0.00%	1.00%
Stock and Bond Balanced Fund(15)	0.00%	N/A	0.00%	0.40%	0.40%
Money Market Fund	0.40%	N/A	-0.30%	0.01%	0.11%

(15)	The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund does not pay investment advisory fees directly, but indirectly bears its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund are net of these indirect fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds’ Other Expenses and will incur its own other expenses.

For information concerning compensation paid for the sale of the Policies, see “Additional Information, Sale of the Policies.”

policy

The Policy

In 2008, State Farm discontinued offering the Policy. We continue to service existing Policies, as well as accept additional premiums into existing Policies. Please ask your registered State Farm agent for further information or contact our Variable Products processing area.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. While the Insured is living, the Owner may exercise all of the rights and options described in the Policy. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner may have tax consequences and you should consult a tax advisor before doing so.

The principal right of the Beneficiary is the right to receive the Death Benefit under the Policy.

Comparison with Universal Life Insurance. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

•	the Owner pays premiums for insurance coverage on the Insured;

•	the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured’s lifetime; and

•	the Cash Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs significantly from universal life insurance in that the Policy Account Value may decrease if the investment performance of the Subaccounts to which you allocated Policy Account Value declines (or is not sufficiently favorable). If the Cash Surrender Value becomes insufficient to cover charges when due and the Death Benefit Guarantee is not in effect, the Policy will lapse without value after a grace period. See “Premiums to Prevent Lapse”.

Free Look Right to Cancel Policy. During your “free-look” period, you may cancel your Policy and receive a refund of all premiums paid. The free look period expires 10 days after you receive your Policy. Some states may require a longer period. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm or to an authorized State Farm agent. Immediately after mailing or delivery, State Farm will deem the Policy void from the beginning.

State Variations. Certain provisions of the Policy may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific variations since any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your State Farm agent or contact our Variable Products processing area for specific information that may be applicable to your state.

Exchanges from State Farm Universal Life and State Farm Traditional Ordinary Whole Life. State Farm will permit certain owners of a State Farm Universal Life policy or a State Farm Traditional Ordinary whole life policy to exchange such policy for a Policy subject to the following conditions:

(1)	the initial Basic Amount for the Policy must equal or exceed the basic amount less any policy loan and accrued loan interest for the original policy;

(2)	we will waive evidence of insurability where the initial Basic Amount of the Policy is equal to the basic amount less any policy loan and accrued loan interest for the original policy, where the Death Benefit options are the same for exchanges from a Universal Life policy or where the Death Benefit option is Option 1 for exchanges from a Traditional Ordinary whole life policy, and where we received all medical underwriting criteria required to determine the rate class on the new Policy during the application process of the original policy; and

(3)	the original policy must be cash surrendered and cannot be reinstated for any reason.

On exchanges from a Universal Life policy to a Policy, we will waive the 5% premium charge on the Policy for the amount transferred from the original policy to the Policy, subject to the availability rules.

On exchanges from a Traditional Ordinary whole life policy to a Policy, we will waive the 5% premium charge on the Policy for the amount transferred from the Traditional Ordinary whole life policy to the Policy.

State Farm can change this program at any time. We reserve the right to refuse an exchange for any lawful reason.

Conversion of Term Insurance. An Insured of a Policy converted from an eligible State Farm term insurance coverage will be placed in a super preferred or preferred rate class if the Insured was in a super preferred or preferred rate class, respectively, under the term insurance coverage and the conversion occurred within 5 policy years following issue of the term insurance coverage. The Policy must offer super preferred or preferred rate classes and the minimum Basic Amount for these rate classes must be met. We reserve the right to change or discontinue this conversion privilege at any time.

Premiums

The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, sex, and rate class of the proposed Insured, the desired Basic Amount, and any supplemental benefits. After you pay the initial premium, you may pay additional premiums in any amount and at any time. However, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium. In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. If we detect that your Policy has become a MEC, we will send you a notice to that effect. We will continue your Policy as a MEC, unless you request that we return the premium causing your Policy to become a MEC to you within the time period prescribed by applicable provisions of the Code. See “Tax Considerations”.

State Farm allows a credit on conversions of eligible State Farm term insurance to the Policy. The amount of the credit is based on the premiums paid on the term coverage during the 12 months prior to conversion. The amount of the credit will be added to the premium, if any, submitted by the Owner converting the term coverage, and will be treated as part of the initial premium for the Policy (except for purposes of the free look provision). Therefore, the credit will be included in the premiums for purposes of calculating and deducting the premium charge. See “Charges and Deductions, Premium Charge”. State Farm will not recapture the credit if you surrender the Policy. State Farm will not include the amount of the credit for purposes of calculating agent compensation. See “Additional Information, Sale of the Policies”. State Farm treats the credit as an additional premium paid for life insurance and MEC testing purposes and includes it in the Policy’s investment in the contract.

Planned Premiums. When you apply for a Policy, you select a monthly or annual premium payment plan. You may arrange for monthly premiums to be paid via automatic deduction from your checking account. There is a fee assessed under the Monthly Payment Plan. See “Charges and Deductions.” You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch between monthly and annual frequencies, whenever you want by providing written or telephone instructions to us (if we have your telephone authorization on file), which will be effective upon our receipt of the instructions. See “Telephone Transactions”.

Depending on the Policy Account Value at the time of an increase in the Basic Amount and the amount of the increase requested, a change in the amount of planned premiums may be advisable. See “Changing the Basic Amount”.

Premiums to Prevent Lapse. Failure to pay planned premiums will not necessarily cause a Policy to lapse. Whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the Monthly Deduction when due. If the Cash Surrender Value on a Deduction Date is less than the Monthly Deduction we are to deduct on that date and the Death Benefit Guarantee is not in effect, the Policy will be in default and a grace period will begin. See “Charges and Deductions, Monthly Deduction” and “Death Benefit Guarantee” below. This could happen if the Cash Surrender Value has decreased due to insufficient investment experience or because premiums paid have been insufficient to offset the Monthly Deduction.

You have until the end of the grace period to pay the required premium. If the grace period ends prior to the end of the Death Benefit Guarantee (see “Death Benefit Guarantee”), the required premium must be large enough to provide the lesser of (1) the Minimum Premium necessary at the end of the grace period, or (2) an amount large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. If the grace period ends after the end of the Death Benefit Guarantee, the required premium must be large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. State Farm will send notice of the amount required to be paid during the grace period to your last known address and to any assignee of record. The Policy Account Value in the Subaccounts is subject to market fluctuations. Changes between the notice date and the date we receive your payment may require additional funds to stop your policy from lapsing. The grace period will end 61 days after we send the notice and your Policy will remain in effect during the grace period. If the Insured should die during the grace period before you pay the required premium, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction(s) due on or before the date of the Insured’s death. See “Amount of Death Benefit Payable”. If you do not pay the required premium before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. See “Reinstatement” for a discussion of your reinstatement rights.

A grace period also may begin if the Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. See “Effect of Policy Loan”.

Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. The Minimum Premium amount for your Policy is equal to the cumulative Minimum Monthly Premium.

Premium Payments. All checks must be made payable to State Farm Life Insurance Company or State Farm Mutual Funds (not State Farm VP Management Corp. or State Farm Investment Management Corp.). In addition, State Farm Dollars checks may be applied as premium payments. Cash, third party checks, second party checks, cyber chex, credit cards, and debit cards are not acceptable forms of payment. All payments must be in U.S. dollars and drawn on U.S. bank accounts. We reserve the right to reject any premium payment.

Crediting Premiums to the Policy. We will credit your initial premium received in Good Order to the Policy on the Policy Date. We will credit any additional premium received in Good Order after the Policy Date to the Policy as of the end of the Valuation Period when we receive the premium at our Variable Products processing area. Any amounts allocated to the Variable Account will be based on the unit value next computed after receipt. See “Subaccount Policy Value”. We will process any premium received in Good Order in our Variable Products processing area after the close of the Valuation Period on the next Valuation Day. We will deem any premiums we receive on a non-Valuation Day as being received on the next succeeding Valuation Day.

Allocation Options

Net Premium Allocations. When you apply for a Policy, you specify the percentage of Net Premium you want to allocate to each Subaccount and the Fixed Account. You can change the allocation percentages at any time by sending written or telephone instructions to us (if we have your telephone authorization on file). See “Telephone Transactions”. The change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Until the free look period expires, we will allocate all Net Premiums to the Fixed Account. At the end of this period, we transfer the Policy Account Value to the Subaccounts and/or retain it in the Fixed Account based on the net premium allocation percentages in effect at the time of the transfer. See “How Your Policy Account Values Vary”. Solely for this purpose, we assume your free look period starts 10 days after we issue your Policy.

Subaccount Options. The Variable Account has nine Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The paragraphs below summarize the investment objective(s) and certain investment strategies of each of the Funds in which Subaccounts invest. There is no assurance that any Fund will meet its objective(s).

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The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor’s® Composite Index of 500 Stocks[1]. This Fund will pursue its objective by investing primarily on a capitalization- weighted basis in the securities that make up the S&P 500.

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The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000® Small Stock Index[2]. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Russell 2000.

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The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (the “EAFE® Free”)[3]. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the EAFE Free.

•	The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests in equity securities issued by large capitalization U.S companies in both the growth and value segments of the market.

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The Small/Mid Cap Equity Fund seeks long-term growth of capital. The Fund invests primarily in small-and mid-capitalization stocks issued by U.S. companies. The companies in which the Fund invests typically have market capitalizations smaller than the largest 500 U.S. companies and/or within the range of companies included in the Russell Midcap® Index[2].

(1)  “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the “Product and the Funds”) is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Product and the Funds.

(2)  The Russell 2000® Index and the Russell Mid Cap® Index are trademark/service marks of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund

and the Small/Mid Cap Equity Fund (collectively the “Funds”) are not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Funds.

(3)  The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated (“Morgan Stanley”). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the “International Fund”) is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the International Fund.

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The International Equity Fund seeks long-term growth of capital. The Fund primarily invests in equity securities issued by foreign companies in both the growth and value segments of the market. The Fund may invest in securities of companies economically tied to emerging markets.

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The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in good quality bonds issued by domestic companies.

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The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust’s Large Cap Equity Index Fund and the Bond Fund.

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The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. Neither the U.S. government nor the Federal Deposit Insurance Corporation insure or guarantee an investment in the Money Market Fund. This Fund will attempt to maintain a stable net asset value of $1.00 per share, but there can be no assurance that the Fund will be able to do so.

The yield of the Subaccount investing in the Money Market Fund is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and the Money Market Fund’s operating expenses. During extended periods of low interest rates and due in part to Policy fees and expenses, the yields of the Money Market Subaccount may be extremely low and possibly negative.

State Farm Investment Management Corp. (“SFIM”), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged BlackRock Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. SFIM has engaged Bridgeway Capital Management, Inc. and Westwood Management Corp. as the co-investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund. SFIM has engaged Marsico Capital Management, LLC and Northern Cross, LLC as the co-investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund. SFIM has engaged Bridgeway Capital Management, Inc. and Rainier Investment Management, Inc. as the co-investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund.

In addition to the Variable Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.

The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that the same investment adviser may manage. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, the same investment objectives and policies, and/or a very similar name.

The accompanying prospectus for the Trust contains further information about the Funds, including a description of Fund risks and expenses. Please carefully read the Trust’s prospectus in conjunction with this prospectus and keep it for future reference.

Fixed Account Option. The Fixed Account is part of our general account. It is not a separate account. We credit amounts allocated to the Fixed Account with interest for the period of allocation at rates we determine in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed interest rate plus any excess interest rate. We determine the current interest rate periodically. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. See “State Farm’s Fixed Account Option”. There are significant limits on your right to transfer Policy Account Value from the Fixed Account. Due to these limitations, if you want to transfer all of your Policy Account Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. See “Transfers” below.

Transfers. You may transfer Policy Account Value from and among the Subaccounts at any time after the end of the free look period. The minimum amount of Policy Account Value that you may transfer from a Subaccount is $250, or, if less, the Policy Account Value held in the Subaccount. You may transfer Policy Account Value held in the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers do not carry over to the next year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. Due to these limitations, if you want to transfer all of your Policy Account Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. The amount transferred must be at least $250, or, if less, the Policy Account Value held in the Fixed Account.

You may make transfer requests by written or telephone request (if we have your telephone authorization on file). See “Telephone Transactions”. A transfer will take effect at the end of the Valuation Period during which we receive the request in Good Order at the Variable Products processing area. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. We will process any transfer request received in Good Order in our Variable Products processing area after the close of the Valuation Period on the next Valuation Day. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. State Farm also reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Market Timing. State Farm does not accommodate inappropriate frequent trading including short-term “market timing” transactions among Subaccounts, as these transfers can adversely affect the Funds, other Owners and the performance of the Subaccounts. In particular, such transfers may dilute the value of the Fund’s shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect our Owners and the Funds from this potential harmful activity, we have implemented market timing policies and procedures. Our market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders.

Owners seeking to engage in frequent transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all Owners without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, Owners bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in the Funds’ brokerage and administrative costs.

If we believe, in our judgment, that an Owner has been engaged in market timing (i.e. frequent trading that could adversely affect the Funds, other Owners, or the performance of the Subaccounts), we will reject a transfer request. We also will restrict a market timer’s transfer privileges by notifying the Owner that from that date forward he or she will only be permitted to make transfers to or from specified Subaccounts by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one calendar year. We will apply this policy uniformly to all similarly situated Policies. Please keep in mind that once an Owner has been identified as a market timer, we will impose this original signature restriction on that Owner even if we cannot specifically identify, in the particular circumstances, any harmful effect from that Owner’s particular transfers.

In addition, the Funds have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectus for the Funds describe these policies and procedures. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund (or its principal underwriter or transfer agent) that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Fund.

The Funds may reserve the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of the Fund shares as a result of the Funds’ own policies and procedures on market timing activities. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. You should read the prospectus of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If we revise our market timing policies and procedures, we will apply such changes uniformly to all similarly situated Policies.

We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs in these limitations.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the “Money Market Subaccount”) or the Subaccount investing in the Bond fund (the “Bond Subaccount”) to any combination of Subaccounts and/or the Fixed Account. However, if the Money Market Subaccount or the Bond Subaccount is the Subaccount from which the transfer is made, they cannot also be used as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against loss.

You may elect to participate in the dollar-cost averaging program at any time by sending us a written request or by telephone if we have your telephone authorization on file. The minimum transfer amount is $100 from the Money Market Subaccount or the Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Subaccount from which transfers are being made is depleted or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us in writing or by telephone (if you have a telephone authorization on file) to automatically rebalance (on a monthly, quarterly, semi-annual or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to us (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

Inquiring About Transactions. You should review every transaction confirmation thoroughly when received. State Farm employs reasonable procedures to ensure the proper and accurate processing of all transactions. In the event you believe a transaction has occurred on your Policy in error, you must notify the Variable Products processing area via telephone or in writing within 60 days of the date shown on your transaction confirmation.

Charges and Deductions

State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs and risks State Farm assumes under or in connection with the Policies.

Services and benefits State Farm provides include:

•	the death, cash and loan benefits provided by the Policy;

•	investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

•	administration of various elective options under the Policy;

•	the distribution of various reports to Owners; and

•	the ability to make monthly premium payments under the Monthly Payment Plan.

Costs and expenses State Farm incurs include those associated with underwriting applications, increases in Basic Amount, and riders, various overhead and other expenses associated with providing the services and benefits under the Policy, sales and marketing expenses, and other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks State Farm assumes include the risks that Insureds may live for a shorter period of time than estimated, therefore resulting in the payment of greater Death Benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

•	Premium Charge. State Farm deducts a 5% charge from each premium payment before allocating the resulting Net Premium to the Policy Account Value.

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Mortality and Expense Risk Charge. State Farm currently deducts a daily charge from assets in the Subaccounts attributable to the Policies at an annual rate of 0.80% of net assets. State Farm guarantees that this charge will not exceed an annual rate of 0.90% of net assets. This charge does not apply to Fixed Account assets attributable to the Policies. We factor this charge into the Net Investment Factor.

State Farm may profit from this charge and may use such profit for any lawful purpose including paying our expenses related to selling the Policies.

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Monthly Deduction. State Farm deducts the Monthly Deduction on each Deduction Date from Policy Account Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of (1) the cost of insurance charge discussed below, (2) a current monthly expense charge of $8 ($6 for Policies purchased before July 1, 2004) guaranteed not to exceed $8 per month, and (3) any charges for additional benefits added by riders to the Policy (see “Supplemental Benefits” under “Other Policy Benefits and Provisions”).

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Surrender Charge. If you surrender or lapse the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount, State Farm will deduct a surrender charge based on the Basic Amount at issue, or increase, as applicable. State Farm will deduct the surrender charge before we pay any surrender proceeds. State Farm does not deduct a surrender charge upon a withdrawal, although it does apply a withdrawal processing fee, as described below. State Farm does not deduct a surrender charge upon a decrease in Basic Amount, but it also will not reduce the surrender charge upon a decrease in Basic Amount.

The surrender charge depends on the Insured’s Age at issue, or on the Policy Anniversary preceding an increase. We calculate the surrender charge based on an amount per $1,000 of the Basic Amount at issue or of the increase in Basic Amount. The maximum surrender charge amount per $1,000 of Basic Amount is $21, which is for Insured’s ages 70 to 80. During the 10-year period a surrender charge is in effect, it increases monthly in the first two years, remains level for the next four years, then decreases by  1/5 each year for the next five years to zero. See Appendix A for sample surrender charges. Your Policy will state the surrender charge for your Policy.

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Transfer Charge. State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of 12. For purposes of assessing this fee, each transfer request is considered one transfer, regardless of the number of Subaccounts affected by the transfer. Any unused “free” transfers do not carry over to the next year.

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Withdrawal Processing Fee. On each withdrawal, State Farm will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested.

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Monthly Payment Plan. You may elect to make premium payments under the Monthly Payment Plan. To establish the Monthly Payment Plan, a three month premium payment may be required. There is a $2 initial fee for the Monthly Payment Plan.

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Loan Interest Charge. State Farm charges an annual interest rate on a Policy loan of 8.00%. If you purchased your Policy on or after July 1, 2004, the annual interest rate on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Loan interest is payable in arrears on each Policy Anniversary. After offsetting the 6.00% interest State Farm guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually) and may be less.

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Fund Expenses. There are Fund management fees and other expenses that are deducted from the average daily value of your money invested in the Subaccounts. See the fee table in this prospectus and the prospectus for the Trust for a description of the investment advisory fees and other expenses incurred by the Funds.

Comment on Cost of Insurance. The cost of insurance is a significant charge under your Policy because it is the primary charge for the Death Benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from Deduction Date to Deduction Date. We calculate the cost of insurance separately for the Basic Amount at issue and for any increase in the Basic Amount. The cost of insurance charge is equal to the Company’s current monthly cost of insurance rate for the Insured multiplied by the net amount at risk under the Policy for the Basic Amount at issue or as increased. The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider. We also calculate the net amount at risk separately for the Basic Amount at issue and for any increase in the Basic Amount. In determining the net amount at risk for each increase in Basic Amount, the Policy Account Value is first considered part of the initial Basic Amount. If the Policy Account Value exceeds the initial Basic Amount, it is then considered as part of any increases in Basic Amount in the order these increases took effect. The net amount at risk is affected by interest credited to the fixed account, Subaccount investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option, withdrawals, and increases or decreases in Basic Amount. Your Policy describes more specifically how we calculate this amount.

We base the cost of insurance rate for the Insured on his or her Age, sex, applicable rate class, and Basic Amount. We base the cost of insurance charges on these same factors plus the net amount at risk. We use a standard method of underwriting in determining rate classes, which are based on the health of the Insured and other factors. We currently place Insureds in the following rate classes when we issue the Policy, based on our underwriting: a male or female or unisex rate class where appropriate under applicable law (currently including the state of Montana); and a tobacco, non-tobacco, preferred or super preferred rate class. In addition, the preferred and super preferred rate classes are available only on those Policies issued on or after July 1, 2004.

For all Policies, we also may place Insureds into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates. We may make additional rate classes available in the future. We place juveniles in a male or female or unisex rate class. The original rate class applies to the initial Basic Amount. If we approve an increase in Basic Amount, a different rate class may apply to the increase, based on the Insured’s circumstances at the time of the increase. We may place an Insured into a rate class with extra ratings for a temporary period of time, due to occupation or temporary illness. We also may place an Insured into a rate class with permanent extra ratings.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policy. We base the maximum cost of insurance rates on the Insured’s Age at his or her last birthday at the start of the Policy Year, sex, and, for issue ages 20 and over, tobacco use. If the Insured is age 20 and over on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Non-Smoker Table applies if the Insured is classified as non-tobacco; otherwise, the Commissioners 1980 Standard Ordinary Smoker Mortality Table applies. If the Insured is under age 20 on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Mortality Table applies. Modifications are made for rate classes other than standard.

How Your Policy Account Values Vary

Policy Account Value. The Policy Account Value serves as a starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit. It is the aggregate of the value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and values held in our general account to secure Policy loans. See “Loan Benefits”. We determine the Policy Account Value on the Policy Date and thereafter on each Valuation Day. The Policy Account Value will vary from day to day to reflect the performance of the Subaccounts to which you allocate amounts, interest credited on amounts allocated to the Fixed Account and Loan Account, charges, transfers, withdrawals, Policy loans, Policy loan interest, and Policy loan repayments. There is no minimum guaranteed Policy Account Value. It may be more or less than premiums paid.

Cash Value. The Cash Value on a Valuation Day is the Policy Account Value reduced by any surrender charge that we would deduct if you surrendered the Policy on that day.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Cash Value reduced by any Loan Amount. For Policies issued in Maryland and Texas, if the Insured is alive on the Maturity Date, we will pay the Cash Surrender Value to the Owner and the Policy will terminate.

Subaccount Policy Value. On any Valuation Day, for each Subaccount the Subaccount Policy Value is equal to the number of Subaccount units credited to the Policy multiplied by their unit value for that Valuation Day. When you allocate an amount to a Subaccount, either by Net Premium allocation, transfer of Policy Account Value or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the dollar amount allocated, transferred or repaid to the Subaccount by the Subaccount’s unit value for the Valuation Day when we effect the allocation, transfer or repayment. The number of Subaccount units credited to a Policy will decrease when we take the allocated portion of the Monthly Deduction from the Subaccount, take a Policy loan from the Subaccount, transfer an amount from the Subaccount, take a withdrawal from the Subaccount, or surrender the Policy.

Unit Values. A Subaccount’s unit value varies to reflect the investment performance of the underlying Fund, and may increase or decrease from one Valuation Day to the next. We arbitrarily set the unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the unit value by multiplying the value of a unit for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current valuation period.

Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any “ex-dividend” date value occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Account Value. The Fixed Policy Account Value on any date on or after the Issue Date is equal to: (1) the sum of the following amounts in the Fixed Account: Net Premium allocations, Policy Account Value transfers, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any Monthly Deductions attributed to the Fixed Account, any withdrawals or transfers (including any transfer processing fee or withdrawal processing fee) from the Fixed Account, and Policy loans taken from the Fixed Account.

Death Benefits

As long as the Policy remains in force, we will pay the Death Benefit once we receive due proof of the Insured’s death. We will pay the Death Benefit to the Beneficiary.

Amount of Death Benefit Payable. The amount of Death Benefit payable is the amount of insurance determined under the Death Benefit Option in effect on the date of the Insured’s death, plus any supplemental Death Benefit provided by riders, minus any Loan Amount on that date, and if the date of death occurred during a grace period, minus the past due Monthly Deductions.

Under certain circumstances, State Farm may further adjust the amount of the Death Benefit for reasons of material misstatements contained in the application, if the Insured dies by suicide, or if the application misstates the Insured’s Age or sex. If the Insured dies before we issue a Policy, we limit the Death Benefit payable to $1,000,000, unless the Insured is under 15 days old in which case the Death Benefit payable will not exceed $3,000.

Death Benefit Options. State Farm uses the Policy Account Value on the Insured’s date of death to determine the amount of insurance. Under Option 1, the Death Benefit is the greater of (1) the Basic Amount plus any Net Premiums received since the last Deduction Date, or (2) the applicable percentage amount of the Policy Account Value based on the Insured’s Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. Under Option 2, the Death Benefit is the greater of (1) the Basic Amount plus the Policy Account Value, or (2) the applicable percentage amount of the Policy Account Value based on the Insured’s Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. The percentage is 250% to Age 40 and declines thereafter as the Insured’s Age increases. The table of percentages is shown below.

Table of Percentages of Policy Account Value
Age	Percentage	Age	Percentage	Age	Percentage
0–40	250%	54	157%	68	117%
41	243%	55	150%	69	116%
42	236%	56	146%	70	115%
43	229%	57	142%	71	113%
44	222%	58	138%	72	111%
45	215%	59	134%	73	109%
46	209%	60	130%	74	107%
47	203%	61	128%	75–90	105%
48	197%	62	126%	91	104%
49	191%	63	124%	92	103%
50	185%	64	122%	93	102%
51	178%	65	120%	94	101%
52	171%	66	119%	95+	100%
53	164%	67	118%

We reserve the right to change the table if the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations. Under Option 1, the Death Benefit ordinarily will not change. Under Option 2, the Death Benefit will vary directly with the Policy Account Value, which will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans).

You select the Death Benefit Option when you apply for the Policy. If you do not select a Death Benefit Option, Option 2 will be chosen. You may change the Death Benefit Option on your Policy subject to certain rules. Changing the Death Benefit Option may have tax consequences and you should consult a tax advisor before doing so.

Changing the Basic Amount. You select the Basic Amount when you apply for the Policy. You may change the Basic Amount, subject to the following conditions:

(1)	State Farm will not permit any change that may result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.

(2)	You may only make one change (increase or decrease) during a Policy Year. To increase the Basic Amount, contact an authorized State Farm agent. To decrease the Basic Amount, submit a written request to our Variable Products processing area. Any increase in the Basic Amount must be at least $25,000 and you must submit an application, along with evidence of insurability satisfactory to State Farm. There must be enough Cash Surrender Value to make a Monthly Deduction that includes the cost of insurance for the increase.

A change in planned premiums may be advisable based on the increase in Basic Amount. See “Planned Premiums”. Also, the Minimum Premium for the Death Benefit Guarantee will increase. See “Death Benefit Guarantee”. If we approve the increase in Basic Amount, the increase will become effective as of the date you apply for it and we will adjust the Policy Account Value to the extent necessary to reflect a portion of the Monthly Deduction attributable to the increase as of the effective date and any intervening Deduction Date based on the increase in Basic Amount. The surrender charge will increase upon an increase in Basic Amount; but we also will not allow any increases after the Policy Anniversary when the Insured is age 80.

Any decrease in the Basic Amount must be at least $10,000. If a request to decrease the Basic Amount or change to Death Benefit Option 2 would reduce the Basic Amount below the stated Basic Amount minimum in the Policy, an amendment to the Policy will be provided showing the reduced amount as the new Basic Amount minimum. We will process any decrease in Basic Amount on the date we receive your written request in Good Order at our Variable Products processing area. Also, the minimum monthly premium for the Death Benefit Guarantee will decrease. State Farm will use any decrease first to reduce the most recent increase, then the next most recent increases, then the initial Basic Amount. We will not deduct a surrender charge upon a decrease in Basic Amount. We will not reduce the surrender charge upon a decrease in Basic Amount.

Changing the Basic Amount may have tax consequences and you should consult a tax advisor before doing so.

Effect of Withdrawals on the Death Benefit. A withdrawal will affect your Death Benefit in the following respects:

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If Death Benefit Option 1 is in effect, the withdrawal will also reduce the Basic Amount dollar-for-dollar. If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

•	If Death Benefit Option 2 is in effect, the withdrawal will not affect the Basic Amount.

Loan Benefits

You may borrow an amount(s) up to 90% of your Cash Value at any time except during the free look period. Outstanding Policy loans, including accrued interest, reduce the amount available for new loans. You may make requests for Policy loans in writing or by telephone (if we have your telephone authorization on file). See “Telephone Transactions”.

However, requests for loans over $100,000 must be in writing. In addition loan requests on the following types of Policies must be in writing:

•	Policies considered Modified Endowment Contracts.

•	Policies owned by a trust.

•	Policies that have a collateral assignment or irrevocable beneficiary designated.

•	Policies subject to a power of attorney.

Loan Account. Making a loan does not affect the Policy Account Value. However, we transfer an amount equal to the loan proceeds from the Policy Account Value in the Variable Account and Fixed Account to the Loan Account, and hold this amount as “collateral” for the loan. If you do not direct an allocation for this transfer when requesting the loan we will take it on a pro rata basis from the Fixed Account and the Variable Account. When you repay a loan, we transfer an amount equal to the repayment from the Loan Account to the Variable Account and Fixed Account and allocate this amount as you direct when submitting the repayment. If you provide no direction, we will allocate the amount in accordance with your standing instructions for Net Premium allocations.

Interest. We will charge interest daily on any outstanding Policy loan at an effective annual rate of 8.00%. For a Policy purchased on or after July 1, 2004, the annual interest on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. On each Policy Anniversary, any unpaid amount of loan interest accrued since the last Policy Anniversary becomes part of the outstanding loan. We transfer an amount equal to the unpaid amount of interest to the Loan Account from each Subaccount and the Fixed Account on a pro-rata basis according to the respective values in each Subaccount and the Fixed Account. On each Deduction Date, we will credit the amount in the Loan Account with interest at a minimum guaranteed annual effective rate of 6.0%. On each Deduction Date, we will transfer the interest so earned to the Subaccounts and the Fixed Account in accordance with the instructions for Net Premium allocations then in effect.

Loan Repayment. You may repay all or part of your Loan Amount at any time while the Insured is living and the Policy is in force. You must send loan repayments to our Variable Products processing area and we will credit the repayment at the end of the Valuation Period during which we receive them. State Farm does not treat a loan repayment as a premium payment and loan repayments are not subject to the 5% premium charge.

Effect of Policy Loan. A Policy loan, whether or not repaid, will affect Policy values over time (such as Policy Account Value, Cash Surrender Value, and the Death Benefit) because the investment results of the Subaccounts and current interest rates credited on Policy Account Value in the Fixed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable.

Policy loans reduce the amount available for allocations, surrender, and transfers, and, particularly if not repaid, could make it more likely than otherwise for a Policy to terminate. If you surrender the Policy or the Death Benefit becomes payable while a Policy loan is outstanding, we will deduct the Loan Amount in calculating the surrender proceeds or Death Benefit. If the Loan Amount exceeds the Cash Value on any Deduction Date and the Death Benefit Guarantee is not in effect, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid lapse. Policy loans may have tax consequences and you should consult a tax advisor before taking out a loan.

Surrender Benefits

Full Surrender. You may surrender your Policy at any time for its Cash Surrender Value, as calculated at the end of the Valuation Day when we receive your request in Good Order (or on a later date, if you so request). However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. We will process any surrender request received in our Variable Products processing area after the close of the Valuation Period on the next Valuation Day (unless you request a later date). A surrender charge may apply. The withdrawal processing fee assessed on withdrawals does not apply to full surrender. See “Charges and Deductions, Surrender Charge”. Your Policy will terminate and cease to be in force if you surrender it for a lump sum. You cannot later reinstate the Policy. Surrendering your Policy may have tax consequences and you should consult a tax advisor before doing so.

Withdrawals. You may make withdrawals under your Policy except during the free look period. You may make withdrawal requests in writing or by telephone (if we have your telephone authorization on file). See “Telephone Transactions”. If your Policy is considered a Modified Endowment Contract, all withdrawal requests must be in writing. We will process any withdrawal request received in our Variable Products processing area before the close of a Valuation Period at the unit value(s) next determined after we receive your request in Good Order (or at a later date if you so request). We will process any withdrawal request received in our Variable Products processing area after the close of a Valuation Period on the next Valuation Day (or at a later date if you so request). However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. The minimum withdrawal amount is $500. A withdrawal must be less than the Cash Surrender Value on the day the request for withdrawal is effective. You may not make more than four withdrawals during a Policy Year. On each withdrawal, we will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested. When you request a withdrawal, you can direct us how to deduct the withdrawal from your Policy Account Value. If you provide no directions, we will deduct the withdrawal from your Policy Account Value in the Subaccounts and Fixed Account on a pro-rata basis. Making a withdrawal under your Policy may have tax consequences and you should consult a tax advisor before doing so.

A withdrawal can affect the Basic Amount, Death Benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see “Charges and Deductions”)). If Death Benefit Option 1 is in effect, we will reduce the Basic Amount by the amount of the withdrawal (including the withdrawal processing fee). If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

Settlement Options

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy other than in a lump sum. An authorized State Farm agent can explain these options upon request. None of these options vary with the investment performance of a Variable Account. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under Settlement Options.

payments

Requesting Payments

You must send written requests for payment (except where we authorize telephone requests) to our Variable Products processing area or give the requests to an authorized State Farm agent for forwarding to our Variable Products processing area. We will ordinarily pay any Death Benefit, loan proceeds or surrender or withdrawal proceeds in a lump sum within seven days after receipt in Good Order at our Variable Products processing area of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. All loan, surrender, and withdrawal proceeds are generally paid by check and sent to the address of record for the Policy. Other than the Death Benefit, which we determine as of the date of the Insured’s death, we will determine the amount as of the end of the Valuation Period during which our Variable Products processing area receives all required documents or, for surrenders and withdrawals, on a later date if you so request.

Telephone Transactions

You may make certain requests under the Policy by telephone provided we have your written authorization on file at the Variable Products processing area. These include (with certain restrictions) requests for transfers, withdrawals, Policy loans, address changes, changes in premium allocation designations, and the addition of or changes to the dollar-cost averaging or portfolio rebalancing programs. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your State Farm agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Variable Products processing area or give the request to an authorized State Farm agent for forwarding to our Variable Products processing area.

Other Policy Benefits and Provisions

Exchange Provision. You have the right to transfer all of your Policy Account Value to the Fixed Account. During the first two Policy Years or the first two years after an increase in Basic Amount (only the first 18 months after the Policy Date in Connecticut), we do not count such transfers for purposes of determining whether a transfer processing fee applies. In Connecticut, during the first 18 months after the Policy Date, you also have the right to request a new policy. Please see the Policy for complete details.

Supplemental Benefits. The following is a description of certain supplemental benefits that have been offered as riders to your Policy. If you elect one or more of these benefits, State Farm will deduct monthly charges for the benefits you select from your Policy Account Value as part of the Monthly Deduction See “Monthly Deduction”.

•	Accidental Death Benefit Rider. Provides a death benefit in addition to the Policy’s basic death benefit if the Insured’s death occurs as the result of an accident.

•	Guaranteed Insurability Option Rider. Allows you to increase the Basic Amount on the specific option dates without evidence of insurability.

•	Waiver of Monthly Deduction Rider. Provides for the waiver of the Monthly Deductions upon total disability of the Insured for as long as the disability continues.

•	Additional Insured’s Level Term Rider. Provides level term insurance coverage for the Insured’s spouse to spouse’s age 85. This rider may not be available in all states.

•	Children’s Term Rider. Provides term life insurance on your eligible children.

We no longer offer supplemental benefits as new riders to existing policies. These riders will remain as part of your Policy if previously selected. Additional rules and limits apply to these supplemental benefits. Please ask your authorized State Farm agent for further information or contact our Variable Products processing area.

Reinstatement. If you have not surrendered the Policy, you may reinstate the Policy within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

Modifying the Policy. Upon notice to you, at any time we may make such changes in the Policy as are necessary: to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the Variable Account’s operations conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of the Variable Account, if allowed by the Policy. Only a State Farm officer has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid. If we modify the Policy, we will make appropriate endorsements to the Policy.

State Farm and The Fixed Account

State Farm Life Insurance Company. State Farm is a stock life insurance company. State Farm’s Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

State Farm’s Fixed Account Option. The Fixed Account is part of State Farm’s general account assets. State Farm owns the assets in the general account, and uses its general account assets to support its insurance and annuity obligations other than those funded by separate accounts. These assets are subject to State Farm’s general liabilities from business operations. Subject to applicable law, State Farm has sole discretion over the investment of the Fixed Account’s assets.

Because of exemptive and exclusionary provisions, State Farm has not registered interests in the Fixed Account under the Securities Act of 1933, nor has State Farm registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account

State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Annuity Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of State Farm Variable Product Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policy if, in State Farm’s judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

Support for Benefits Under the Policy

The benefits under the Policy are paid by us from our general account assets and/or your Policy Account Value held in the Variable Account. It is important that you understand that payment of these benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Variable Account. You assume all of the investment risk for premiums and Policy Account Value allocated to the Subaccounts. Your Policy Account Value in the Subaccounts is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. This means that, with very limited exceptions, all assets in the Variable Account attributable to your Policy Account Value and that of all other Policy owners would receive a priority of payment status over other claims in the event of an insolvency or receivership.

Assets in the General Account. The Policy also permits you to allocate premiums and Policy Account Value to the Fixed Account, which is part of our general account. Amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Account Value (such as those associated with the Death Benefit), are paid from our general account. Therefore, any amounts that we may pay under the Policy in excess of Policy Account Value are subject to our financial strength and claims-paying ability.

We issue other types of insurance policies and financial products as well, such as fixed term and universal life insurance and fixed annuities and we also pay our obligations under these products from the assets in our general account. In the event of State Farm’s insolvency or receivership, payments we make from our general account to satisfy claims under the Policy would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand State Farm’s financial statements. We prepare our financial statements on a statutory basis, as required by state regulators. Our audited statutory financial statements are included in the Statement of Additional Information (which is available at no charge by calling us toll free at (888) 702-2307, writing us at P.O. Box 2307, Bloomington, Illinois 61702-2307, or going to statefarm.com®). In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.

Voting of Fund Shares

State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Account Value in the Subaccounts.

To obtain voting instructions from Owners, before a meeting of shareholders of the Funds State Farm will send or make available to Owners voting instruction material, a voting instruction form and any other related material. It is important that each Owner provide voting instructions to State Farm because shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. As a result, a small number of Owners may control the outcome of a vote. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

State Farm may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, State Farm may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that State Farm reasonably disapproves of such changes in accordance with applicable federal regulations. If State Farm ever disregards voting instructions, State Farm will advise Owners of that action and of the reasons for such action in the next report to Owners.

Tax Considerations

Introduction. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Please consult counsel or other competent tax advisors for more complete information. This discussion is based upon State Farm’s understanding of the present Federal income tax laws. State Farm makes no representation as to the likelihood of continuation of the present Federal income tax laws or as to how the Internal Revenue Service (the “IRS”) may interpret such laws.

Tax Status of the Policy. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, State Farm believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, State Farm may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. State Farm intends that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. State Farm believes that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary. Federal, state and local gift, estate, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. Consult a tax advisor on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment) a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

In some circumstances, if there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced amount. If there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when the Death Benefit is increased. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits.

A current or prospective Owner should consult with a competent tax advisor to determine whether a premium payment or any other Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. We also will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.

Distributions other than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)	All distributions, other than Death Benefits, such as distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Account Value (Cash Surrender Value for surrenders) immediately before the distribution over the Owner’s total investment in the Policy at the time. “Total investment in the contract” generally means the aggregate amount of any premiums or considerations paid for a Policy.

(2)	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

(3)

A 10 percent additional income tax is imposed on the amount included in income except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract. All requests for surrenders, withdrawals and loans from a Modified Endowment Contract must be in writing.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of an Owner’s investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

Withholding. To the extent that Policy distributions are taxable, they are subject to withholding for a recipient’s federal income tax liability. In most situations, recipients can elect not to have taxes withheld from distributions. However, if withholding instructions are not received at the time of the good order disbursement request, taxes will be withheld and reported to the IRS.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Policy Loans. In general, interest on a loan from a Policy will not be deductible. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding loan will be taxed as if it were a distribution from the Policy. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by State Farm (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Continuation Beyond Age 100. The tax consequences of allowing the Policy to continue in force beyond the 100th birthday of the Insured are uncertain. An owner should consult a tax advisor as to those consequences.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Guidance on Split Dollar Plans. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Split Dollar Arrangements. In addition, the IRS and Treasury Department have issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2013, the federal estate tax, gift tax and generation-skipping transfer tax exemptions and maximum rates are $5,250,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under Federal tax law.

Our Income Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the Variable Account or its Subaccounts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Variable Account or its Subaccounts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information

Sale of the Policies. State Farm VP Management Corp., a subsidiary of SFIM, acts as the principal underwriter and distributor of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life Insurance Company Variable Annuity Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (FINRA). The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

We pay commissions to State Farm VP Management Corp. for sales of the Policies by its registered representatives under two alternative commission schedules, depending on which schedule is elected by State Farm VP Management Corp.’s registered representatives. Under the first schedule, commissions will not exceed 40% of the premiums received up to the Primary Compensation Premium (as defined in agreements between State Farm VP Management Corp. and its registered representatives) and 3.50% of all other premiums received. Under the second schedule, commissions will not exceed 30% of the premiums received up to the first Primary Compensation Premium, 15% of the premiums received up to the next two Primary Compensation Premiums, and 4% of all other premiums received. In addition, State Farm may pay incentive bonuses, expense reimbursements or additional payments to trainee agents and term independent contractor agents. We also pay State Farm VP Management Corp.’s operating and other expenses related to distributing the Policies.

State Farm VP Management Corp. pays its registered representatives all of the commissions received for their sales of Policies. Registered representatives and their managers are also eligible for various cash benefits, such as expense reimbursements and bonuses, and non-cash compensation items that we may provide jointly with State Farm VP Management Corp. Non-cash items include conferences, seminars and trips, merchandise and other similar items. In addition, State Farm VP Management Corp.’s registered representatives who meet certain production standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits.

Commissions and other incentives are recouped through fees and charges deducted under the Policy.

Personalized Illustrations. We may provide personalized illustrations showing how the Policy works based on assumptions about investment returns and the Policy owner’s and/or Insured’s characteristics. The illustrations are intended to show how the Death Benefit, Policy Account Value, and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Basic Amount, premium payments, Insured, rate class, and Death Benefit Option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated Death Benefit, Policy Account Value, and Cash Surrender Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

Litigation. State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

Financial Statements. Our financial statements and the financial statements of the Variable Account are contained in the SAI. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Variable Products processing area or visit us online at www.statefarm.com®.

Index of Terms

This prospectus uses the following special terms:

Age — Age means the age on the Insured’s last birthday as of the Policy Date and each Policy Anniversary. If the Policy Date falls on the Insured’s birthday, the Age will be the age the Insured reaches on the Policy Date.

Basic Amount — The amount of coverage on the Insured provided by the basic plan.

Cash Value — Policy Account Value less any applicable surrender charge.

Cash Surrender Value — Cash Value less any Loan Amount.

Death Benefit — The amount of insurance provided under the Policy determined by the Death Benefit Option and any insurance amounts provided by riders. State Farm will reduce the amount payable on the Insured’s death by any Loan Amount and any unpaid Monthly Deductions.

Deduction Date — The Policy Date and each monthly anniversary of the Policy Date.

Fund — An investment portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.

Good Order — The actual receipt of the requested transaction in writing (or by telephone, if we have your telephone authorization on file), along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed application, the Policy number, the transaction amount (in dollars), the names of and allocations to and/or from the Subaccounts affected by the requested transaction, the signatures of all Policy Owners, exactly as registered on the Policy (unless by proper telephone authorization), social security number or taxpayer I.D. and any other information or supporting documentation that we may require. With respect to premium payments, “Good Order” also generally includes receipt of sufficient funds by us to effect the transaction. We cannot process your requests for transactions relating to the Policy until we have received them in Good Order at our Variable Products processing area. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Insured — The person upon whose life State Farm issues the Policy.

Issue Date — The date State Farm issues the Policy.

Loan Account — A part of our general account to which we transfer Policy Account Value in the Variable Account and the Fixed Account to provide collateral for any loan you take under the Policy.

Loan Amount — The sum of all outstanding Policy loans including both principal plus accrued interest.

Loan Policy Account Value — The value of the Loan Account for this Policy.

Maturity Date — For Policies issued in Texas and Maryland, the Maturity Date is the Policy Anniversary when the Insured is Age 100.

Minimum Monthly Premium — The amount shown on the Schedule pages of your Policy. We determine the Minimum Monthly Premium for your Policy based on the Insured’s Age, sex and rate class, the Basic Amount, and any supplemental benefits.

Minimum Premium — For any Policy Month during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas) the cumulative Minimum Monthly Premium required to keep the Death Benefit Guarantee in effect.

Net Premium — Premium less the 5% premium charge.

Policy — The variable life insurance policy described in this prospectus. The Policy contains the Basic Plan, any amendments, endorsements and riders, and a copy of the application. The Policy is the entire contract.

Policy Account Value — The combined value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and the values held in our general account to secure Policy loans.

Policy Anniversary — The same day and month as the Policy Date each year that the Policy remains in force.

Policy Date — If we issue the Policy as applied for and we receive the premium before the Issue Date, the Policy Date is the later of the application date or the date we receive the premium. Otherwise, the Policy Date is the Issue Date. We measure Policy Months, Years and Anniversaries from the Policy Date. The Policy Date cannot be the 29th, 30th, or 31st day of any month. If we receive the initial premium on the 29th, 30th or 31st of any month, the Policy Date will be the 1st of the following month.

terms

Policy Month — A 1-month period starting with the same day as the Policy Date each month that the Policy remains in force.

Policy Year — Any 12-month period starting with the Policy Date or a Policy Anniversary.

SAI — The Statement of Additional Information (“SAI”) that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. You may obtain a copy of the SAI by writing or calling us at our Variable Products processing area. The Table of Contents for the SAI appears on the last page of this prospectus.

Trust — State Farm Variable Product Trust.

Valuation Day — Each day on which the New York Stock Exchange is open for business except for a day that a Subaccount’s corresponding Fund does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Products processing area — Three State Farm Plaza South, N-1, Bloomington, Illinois 61791-0001, 1-888-702-2307.

table of

Statement of Additional Information

THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.

THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN

THOSE JURISDICTIONS WHERE SUCH OFFERING

MAY LAWFULLY BE MADE.

contents

APPENDIX A

Example of Surrender Charges

Beginning		Policy Issued to Insured Age 35				Policy Issued to Insured Age 50
Policy Year	Policy Month	$100,000 Initial Basic Amount		$50,000 Increase In Basic Amount, Policy Beginning of Year 16 (Age 50)		$100,000 Initial Basic Amount		$50,000 Increase in Basic Amount, Beginning of Year 16 (Age 65)
1	1	$21.50	*	$0.00		$53.00	*	$0.00
1	6	129.00		0.00		318.00		0.00
1	12	258.00		0.00		636.00		0.00
2	6	387.00		0.00		954.00		0.00
2	12	516.00		0.00		1,272.00		0.00
3	1	516.00		0.00		1,272.00		0.00
4	1	516.00		0.00		1,272.00		0.00
5	1	516.00		0.00		1,272.00		0.00
6	1	516.00		0.00		1,272.00		0.00
7	1	412.80		0.00		1.017.60		0.00
8	1	309.60		0.00		763.20		0.00
9	1	206.40		0.00		508.80		0.00
10	1	103.20		0.00		254.40		0.00
11	1	0.00		0.00		0.00		0.00
12	1	0.00		0.00		0.00		0.00
13	1	0.00		0.00		0.00		0.00
14	1	0.00		0.00		0.00		0.00
15	1	0.00		0.00		0.00		0.00
16	1	0.00		26.50	*	0.00		40.42	*
16	6	0.00		159.00		0.00		242.50
16	12	0.00		318.00		0.00		485.00
17	6	0.00		477.00		0.00		727.50
17	12	0.00		636.00		0.00		970.00
18	1	0.00		636.00		0.00		970.00
19	1	0.00		636.00		0.00		970.00
20	1	0.00		636.00		0.00		970.00
21	1	0.00		636.00		0.00		970.00
22	1	0.00		508.80		0.00		776.00
23	1	0.00		381.60		0.00		582.00
24	1	0.00		254.40		0.00		388.00
25	1	0.00		127.20		0.00		194.00
26	1	0.00		0.00		0.00		0.00

*

In this example, the Surrender Charge increases by approximately this amount each month through the first 2 years after issue or increase. The Surrender Charge then remains level through the end of the 6th year. Starting at the beginning of the 7th year after issue or increase, the surrender charge decreases by 1/5 at the beginning of each year, until it is zero in the 11th year.

State Farm VP Management Corp. (Underwriter & Distributor of Securities Products) One State Farm Plaza Bloomington, Illinois 61710-0001 FORWARDING SERVICE REQUESTED	Presorted Standard U.S. Postage Paid Lancaster, PA Permit No. 1275

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Policy Account Values, and to request other information about the Policy, without charge, please call us at (888) 702-2307 or write to us at our Variable Products processing area at Three State Farm Plaza South, N-1, Bloomington, Illinois 61791-0001.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E. Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

State Farm VP Management Corp. serves as the principal underwriter and distributor of the Policies. More information about State Farm VP Management Corp. and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (FINRA) describing its Public Disclosure Program.

Issued By:

State Farm Life Insurance Company

(Not licensed in MA, NY, or WI)

State Farm Life and Accident Assurance Company

(Licensed in NY and WI)

Home offices: Bloomington, Illinois

State Farm VP Management Corp.

(Underwriter & Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-888-702-2307

Investment Company Act File No. 811-08013

statefarm.com®

231-3549.17-CH	Printed in U.S.A.

STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

(Registrant)

STATE FARM LIFE INSURANCE COMPANY

(Depositor)

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone (888) 702-2307

STATEMENT OF ADDITIONAL INFORMATION

Individual Flexible Premium Variable Universal Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the flexible premium variable universal life insurance policy (the “Policy”) offered by State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2013, and the prospectus for the State Farm Variable Product Trust (the “Trust”). You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2013.

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Incontestability

The Policy limits our right to contest the Policy as issued or as increased, for reasons of material misstatements contained in the application, after it has been in force during the Insured’s lifetime for a minimum period, generally for two years from the Issue Date of the Policy or effective date of the increase.

Misstatement of Age or Sex

State Farm will adjust the Death Benefit if the application misstates the Insured’s Age or sex.

Limited Death Benefit—Suicide Exclusion

The Policy limits the Death Benefit if the Insured dies by suicide generally within two years after the Issue Date of the Policy or effective date of the increase.

Assignment

You may assign the Policy subject to its terms. We are not deemed to know of an assignment unless we receive a written copy of it at our Variable Products processing area. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. See “Tax Considerations” in the prospectus.

Change of Owner

When allowed by law, you may change the Owner of the Policy by sending a written request to our Variable Products processing area while the Insured is alive and the Policy is in force. The change will take effect the date you sign the written request, but the change will not affect any action we have taken before we receive the written request. A change of Owner does not change the Beneficiary designation. A change of Owner may have adverse tax consequences. You should consult a tax advisor before changing an Owner.

The Beneficiary

You designate the Beneficiary(ies) when you apply for the Policy. The Beneficiary is entitled to the insurance benefits under the Policy. You may change the Beneficiary or the order of payment during the Insured’s lifetime by providing a written request to the Variable Products processing area. We will effect your change on the date you sign the request or on any later date specified in the request, but the change will not affect any action we have taken before we receive the request. When the Insured dies, we will make payment in equal shares to the primary Beneficiary(ies) living when payment is made. If a primary beneficiary dies after the first payment is made, we will pay that primary beneficiary’s unpaid share in equal shares to the other primaries living when payment is made. If the last primary beneficiary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies when receiving payments, we will pay that successor’s unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one-sum payment to you, if you are alive when payment is made. Otherwise, we will make a one-sum payment to the estate of the last survivor of you and all Beneficiaries.

Dividends

The Policy is participating. However, we do not anticipate paying any dividends on the Policy.

1

Changing Death Benefit Options

You may change the Death Benefit Option on your Policy subject to the following rules:

You must submit each change by written request that we receive at our Variable Products processing area, and you may only change the Death Benefit Option once in any Policy Year. We will process each change on the date we receive your written request at our Variable Products processing area. We will send you revised Policy schedule pages reflecting the new Death Benefit Option and the effective date of the change.

If you request a change from Option 1 to Option 2, the Basic Amount will be decreased by the Policy Account Value on the effective date of the change. When you make a change from Option 2 to Option 1, the Basic Amount after the change will be increased by the Policy Account Value on the effective date of the change. The minimum monthly premium for the Death Benefit Guarantee will also change when you change a Death Benefit Option. Changing the Death Benefit option may have tax consequences and you should consult a tax advisor before doing so.

More Information on Payments

We may delay making a payment or processing a transfer request if:

•

the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which it is not reasonably practicable for the Variable Account: (A) to dispose of its securities; or (B) to determine the value of its net assets; or

•	the SEC by order permits postponement of payment to protect State Farm’s policy owners.

If, pursuant to SEC rules, the Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the Money Market Subaccount until the Fund is liquidated.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender or Policy loan request for up to six months from the date we receive the request. However, we will not defer payment of a withdrawal or Policy loan requested to pay a premium due on a State Farm policy.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block a Policy owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.

Dollar Cost Averaging Program

You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. To use the dollar-cost averaging program, you must transfer at least $100 from the Money Market Subaccount or Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program.

2

Portfolio Rebalancing Program

You may elect to participate in the portfolio rebalancing program at any time by sending us a written request at the Variable Products processing area. Your percentage allocations must be in whole percentages. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Variable Products processing area (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and a portfolio rebalancing transfer is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the portfolio rebalancing program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. Portfolio rebalancing is not available while you are participating in the dollar-cost averaging program.

RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES

Standard & Poor’s

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the “Product and the Funds”) is sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”).

S&P makes no representation or warranty, express or implied, to the Owners of the Product and the Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust or the Owners of the Product or the Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the Funds or the timing of the issuance or sale of the Product or the Funds or in the determination or calculation of the equation by which the Product or the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product or the Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by State Farm, the Trust, Owners of the Product and Funds, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Frank Russell Company

(1)

The Russell 2000® Index and Russell Midcap® Index are trademark/service marks of the Frank Russell Company. Russell™ is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund and Small/Mid Cap Equity Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the prospectus for the Small Cap Equity Index Fund and Small/Mid Cap Equity Fund nor any associated literature or publications and Frank

3

Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

(2)	Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

(3)	Frank Russell Company’s publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any data included therein, or any security (or combination thereof) comprising the Index. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Index or any data or any security (or combination thereof) included therein.

Morgan Stanley & Co. Incorporated

The Morgan Stanley Capital International Europe, Australasia, and Far East Free (EAFE® Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated (“Morgan Stanley”). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the “International Fund”) is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the Owners of this International Fund or any member of the public regarding the advisability of investing in funds generally or in this International Fund particularly or the ability of the Morgan Stanley Capital International EAFE Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley Capital International EAFE Free Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this International Fund. Morgan Stanley has no obligation to take the needs of the issuer of this International Fund or the Owners of this International Fund into consideration in determining, composing or calculating the Morgan Stanley Capital International EAFE Free Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this International Fund to be issued or in the determination or calculation of the equation by which this International Fund is redeemable for cash. Morgan Stanley has no obligation or liability to Owners of this International Fund in connection with the administration, marketing or trading of this International Fund. Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the Index from sources which Morgan Stanley considers reliable, neither Morgan Stanley nor any other party guarantees the accuracy and/or the completeness of the Index or any data included therein. Neither Morgan Stanley nor any other party makes any warranty, express or implied, as to results to be obtained by the Trust, the Trust’s customers and counterparties, Owners of the International Fund, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley nor any other party makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

4

ADDITIONAL INFORMATION

The Compliance and Ethics Forum for Life Insurers

We and State Farm Life and Accident Assurance Company are members of The Compliance and Ethics Forum for Life Insurers (CEFLI). CEFLI is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of CEFLI agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Potential Conflicts of Interest

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any if those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund.

The Funds also may sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund as an investment option under the Policies or replacing the Fund with another fund.

See the Trust’s prospectus for more detail.

Safekeeping of Account Assets

We hold the Variable Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $5 million covering our directors, officers, and employees has been issued by National Union Fire Insurance Company.

Reports to Policy Owners

State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, the Fixed Account and the Loan Account at its Variable Products processing area. Each year, or more often if required by law, we will send you a report showing information about your Policy for the period covered by the report. State Farm also will send you an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction) or if you take out a Policy loan, make transfers or make withdrawals, you will receive a written confirmation of these transactions.

Principal Underwriter

State Farm VP Management Corp., the principal underwriter of the Policy, is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm VP Management Corp. is affiliated with State Farm Life Insurance Company because each company is directly or indirectly owned by State Farm Mutual Automobile Insurance Company. State Farm VP Management Corp. received $2,420,704 in 2012, $2,493,497 in 2011 and $2,889,173 in 2010, as commissions for serving as principal underwriter of the Policy. State Farm VP Management Corp. did not retain any commissions in 2012, 2011 and 2010.

5

We discontinued new sales of the Policy during the latter half of 2008; however, we will continue to administer existing Policies and will continue to accept premiums and permit transfers for such Policies.

Underwriting Procedures

State Farm will follow its established insurance underwriting procedures for life insurance designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided about the proposed Insured before a determination can be made.

Experts

The statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2012 and 2011, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years ended December 31, 2012, 2011 and 2010, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory basis), which is a basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.

The statements of assets and policy owners’ equity and surplus of the State Farm Life Insurance Company Variable Life Separate Account at December 31, 2012, and the results of its operations for the year then ended, and the changes in its policy owners’ equity and surplus for each of the two years in the period ended December 31, 2012, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

The Company

We are an Illinois stock life insurance company and are wholly owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. We were incorporated in 1929 and have been continuously engaged in the life insurance business since that year. We are subject to regulation by the Insurance Department of the State of Illinois, as well as by the insurance departments of all other states and jurisdictions in which we do business. We sell insurance in 47 states and the District of Columbia. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The Policy described in the prospectus and this SAI has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

6

Other Information

State Farm has filed a registration statement under the Securities Act of 1933, as amended, with the SEC relating to the offering described in the prospectus. The prospectus and SAI do not include all the information set forth in the registration statement. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. You may obtain the omitted information at the SEC’s principal office at 100 F Street, N.E., Washington, DC 20549 by paying the SEC’s prescribed fees. The omitted information is also available at the SEC’s Internet site (http://www.sec.gov).

Financial Statements

The audited statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2012 and 2011, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years ended December 31, 2012, 2011 and 2010, as well as the Report of the Independent Registered Public Accounting Firm, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Statements of assets and policy owners’ equity and surplus of the State Farm Life Insurance Company Variable Life Separate Account at December 31, 2012, and the results of its operations for the year then ended, and the changes in its policy owners’ equity and surplus for each of the two years in the period ended December 31, 2012, also appear in the SAI.

The audits were conducted in accordance with standards of the Public Company Accounting Oversight Board (United States).

7

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm

Mutual Automobile Insurance Company)

Report on Audits of Financial Statements—Statutory Basis

For the Years Ended December 31, 2012, 2011, and 2010

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Table of Contents

Page(s)
Independent Auditor’s Report	F1-2

Financial Statements:

Statements of Admitted Assets, Liabilities, Capital and Surplus—Statutory Basis as of December 31, 2012 and 2011	F-3

Statements of Operations and Change in Capital and Surplus—Statutory Basis for the years ended December 31, 2012, 2011, and 2010	F-4

Statements of Cash Flows—Statutory Basis for the years ended December 31, 2012, 2011, and 2010	F-5

Notes to Financial Statements—Statutory Basis	F6-38

Report of Independent Auditors on Supplemental Financial Information	F-40

Supplemental Schedule of Assets and Liabilities for the year ended December 31, 2012	F41-42

Supplemental Summary Investment Schedule for the year ended December 31, 2012	F43-44

Supplemental Investment Risk Interrogatories for the year ended December 31, 2012	F45-50

Independent Auditor’s Report

To the Board of Directors of

State Farm Life Insurance Company

We have audited the accompanying statutory financial statements of State Farm Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2012 and 2011, and the related statutory statements of income and changes in capital and surplus, and cash flows for the years ended December 31, 2012, 2011, and 2010.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the years ended December 31, 2012, 2011, and 2010.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years ended December 31, 2012, 2011, and 2010, in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance described in Note 2.

Emphasis of Matter

As described in Note 3 to the financial statements, the Company changed the manner in which it accounts for income taxes in 2012.

February 26, 2013

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Admitted Assets, Liabilities, Capital and Surplus—Statutory Basis (in thousands)

As of December 31, 2012 and 2011

ADMITTED ASSETS	2012	2011
Bonds:
United States government	$4,078,648	$3,799,193
Canadian government and subdivisions	71,892	71,870
Other governmental units	14,894,428	15,238,130
Industrial and other	21,927,553	19,631,262

	40,972,521	38,740,455

Stocks:
Unaffiliated common	2,575,124	2,367,554
Affiliated common	8,366	8,355

	2,583,490	2,375,909

Mortgage loans	4,986,239	5,103,480
Contract loans	4,087,328	3,934,604
Cash (Overdraft)	(20,528)	(27,704)
Cash equivalents	769,737	624,004
Short-term investments	343,659	179,678
Other invested assets	667,294	471,332
Accounts receivable—investment sales	103	160

Total cash and invested assets	54,389,843	51,401,918

Premiums deferred and uncollected	53,667	52,675
Investment income due and accrued	561,751	577,267
Net deferred tax asset	555,980	357,418
Receivables from subsidiaries	26	201
Other assets	11,528	13,033
Assets held in separate accounts	1,292,598	1,194,954

Total admitted assets	$56,865,393	$53,597,466

LIABILITIES	2012	2011

Aggregate reserves for life policies and contracts	$36,514,400	$34,726,187
Liability for deposit type contracts	8,584,215	8,178,751
Policy and contract claims	205,669	173,629
Policyholders’ dividends due and unpaid	4,054	4,117
Dividends to policyholders payable in the following year	599,731	631,308
Advance premiums, deposits and other policy and contract liabilities	314,292	305,208
Interest maintenance reserve	69,309	55,460
Commissions payable	78,627	57,448
Federal income taxes (including payable to affiliates)	151,919	166,795
Postretirement benefits	306,489	298,575
Agent termination benefits	243,760	210,875
Payable to parent, subsidiaries and affiliates	54,381	69,672
Other liabilities	222,933	177,807
Liabilities related to separate accounts	1,083,712	1,017,523
Asset valuation reserve (AVR)	893,661	725,720

Total liabilities	49,327,152	46,799,075

CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000 shares authorized, issued and outstanding	3,000	3,000
Paid-in surplus	21,846	21,846
Unassigned surplus	7,513,396	6,773,545

Total capital and surplus	7,538,242	6,798,391

Total liabilities, capital and surplus	$56,865,394	$53,597,466

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statement s of Operations and Change in Capital and Surplus—Statutory Basis (in thousands)

For the Years Ended December 31, 2012, 2011, and 2010

SUMMARY OF OPERATIONS	2012	2011	2010
Income:
Premiums and annuity considerations	$4,433,445	$4,350,261	$4,293,921
Net investment income	2,571,111	2,584,216	2,524,035
Other income	38,843	45,774	26,746

	7,043,399	6,980,251	6,844,702

Benefits and other expenses:
Death benefits	1,354,933	1,241,261	1,238,321
Surrender benefits and other fund withdrawals	971,487	1,000,964	998,096
Other benefits and claims	608,481	563,608	617,249
Net transfers to or (from) separate accounts	(54,339)	(53,002)	(46,978)
Increase in policy and contract reserves	1,788,213	1,745,321	1,788,704
Commissions	320,758	291,388	274,556
General insurance expenses	618,851	608,035	582,222
Taxes, licenses and fees	102,327	80,683	87,613

	5,710,711	5,478,258	5,539,783

Net gain from operations before dividends to policyholders and federal and foreign income taxes	1,332,688	1,501,993	1,304,919
Dividends to policyholders	590,271	605,883	629,370

Net gain from operations before federal and foreign income taxes	742,417	896,110	675,549
Federal and foreign income taxes incurred (excluding capital gains)	251,506	313,906	249,016

Net gain from operations before net realized capital gains or (losses)	490,911	582,204	426,533
Net realized capital gains (losses), net of transfers to the IMR less capital gains tax	(15,860)	(9,805)	(60,312)

Net income	$475,051	$572,399	$366,221

CAPITAL AND SURPLUS ACCOUNT	2012	2011	2010
Common stock:
Balance at beginning and end of year	$3,000	$3,000	$3,000

Paid-in Surplus:
Balance at beginning and end of year	21,846	21,846	21,846

Unassigned surplus:
Balance at beginning of year	6,773,545	6,177,600	5,637,794
Net income	475,051	572,399	366,221
Change in net unrealized capital gains (losses)	147,136	8,006	172,070
Change in net deferred income tax	24,312	425	33,857
Change in nonadmitted assets	62,588	16,314	73,821
Change in asset valuation reserve	(167,941)	(2,283)	(118,509)
Other changes in surplus in separate accounts statement	17,664	(14,146)	12,826
Dividends to stockholder (parent company)	(480)	(480)	(480)
Additional minimum termination benefits liability	(18,038)	—	—
Cumulative effect of changes in accounting principles	199,559	15,710	—

Balance at end of year	7,513,396	6,773,545	6,177,600

Total capital and surplus	$7,538,242	$6,798,391	$6,202,446

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statement s of Cash Flows—Statutory Basis (in thousands)

For the Years Ended December 31, 2012, 2011, and 2010

CASH FLOW	2012	2011	2010
Cash from operations:
Premiums collected net of reinsurance	$4,455,094	$4,370,944	$4,305,414
Net investment income	2,583,681	2,563,728	2,511,444
Other income	11,407	11,332	11,082
Benefits and loss related items	(2,906,365)	(2,827,730)	(2,802,945)
Net transfers from Separate Accounts	57,260	56,877	52,054
Commissions, expenses paid and other deductions	(965,051)	(967,231)	(900,351)
Dividends paid to policyholders	(621,911)	(612,678)	(612,782)
Federal and foreign income taxes paid	(290,199)	(338,050)	(302,367)

Net cash from operations	2,323,916	2,257,192	2,261,549

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	4,156,278	3,151,782	3,573,842
Stocks	162,693	160,760	115,048
Mortgage loans	820,790	601,651	473,676
Other invested assets	54,369	25,029	30,507

Total investment proceeds	5,194,130	3,939,320	4,193,073

Cost of investments acquired (long term only):
Bonds	6,318,835	5,129,473	6,435,177
Stocks	157,049	147,763	97,961
Mortgage loans	718,938	296,148	340,236
Other invested assets	249,244	84,853	23,653
Miscellaneous applications	63	—	241

Total investments acquired	7,444,129	5,658,237	6,897,268
Increase in contract loans and premium notes	153,163	145,301	164,529

Net cash from investments	(2,403,162)	(1,864,218)	(2,868,724)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts and other insurance liabilities	405,464	362,105	393,292
Other cash provided (applied)	(8,848)	7,131	10,295
Dividends to stockholder paid	(480)	(480)	(480)

Net cash from financing and miscellaneous sources	396,136	368,756	403,107

Net change in cash, cash equivalents, and short-term investments	316,890	761,730	(204,068)
Cash, cash equivalents, and short-term investments, beginning of year	775,978	14,248	218,316

Cash, cash equivalents, and short-term investments, end of year	$1,092,868	$775,978	$14,248

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Fin ancial Statements—Statutory Basis (in thousands)

1.     Nature of Business Operations

State Farm Life Insurance Company (the Company) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 47 states, as well as the District of Columbia. The Company primarily markets individual life and annuity products through an exclusive independent contractor agency force. Individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts which together account for approximately 89%, 87%, and 85% of premium revenue in 2012, 2011, and 2010, respectively. Individual annuity products including variable annuity contracts account for an additional 10%, 12%, and 13% in 2012, 2011, and 2010, respectively. Employee group life accounts for the remaining 1%, 1%, and 2% in 2012, 2011, and 2010, respectively.

The Company discontinued new sales of variable products during September, 2008; however, the Company will continue to administer the existing book of variable business.

The Company is the parent company of the wholly-owned State Farm Health Insurance Company (SFHIC) and State Farm International Life Insurance Company Ltd. (SFILIC).

The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.

2.     Summary of Significant Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Illinois Department of Insurance.

The Illinois Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Illinois for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Illinois insurance law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the state of Illinois. During 2012 and 2011, the Company did not have any permitted practices.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Certain amounts applicable to the prior year have been reclassified to conform to the current year presentation. Management has evaluated subsequent events for recognition or disclosure through February 26, 2013, the date these financial statements were available for issuance.

The following discussion describes significant accounting practices and highlights the significant differences between statutory accounting practices followed by the Company and generally accepted accounting principles (GAAP). The effect of these differences has not been determined, but is presumed to be material.

A.     Investments

Bonds and stocks are stated at values prescribed by the NAIC. Bonds not backed by other loans, except those in or near default (NAIC 6), are stated at amortized cost using the scientific method. Bonds not backed

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

by other loans that are in or near default (NAIC 6) are stated at the lower of amortized cost using the scientific method or fair value. Preferred stocks are stated at cost unless the stock is of lower quality, then it is stated at the lower of cost or fair value. Common stocks, other than investments in subsidiaries, are stated at fair value. Prices from third party organizations and prices published by the Securities Valuation Office (SVO) of the NAIC are used to calculate fair value. Where no SVO published price or third party price is available, management’s best estimate of fair value is used. Under GAAP, equity securities that have readily determinable fair values would be classified into two categories: trading and available-for-sale. Debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of unassigned surplus.

Loan-backed securities, except those in or near default (NAIC 6), are stated at amortized cost using the scientific method including anticipated prepayments at the date of purchase. Loan-backed securities that are in or near default are stated at the lower of amortized cost using the scientific method or fair value. Prepayment assumptions for loan-backed securities are obtained from Interactive Data Corporation and Bloomberg. The Company uses prices provided by Interactive Data Corporation in determining the fair value of its loan-backed securities. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective adjustment method. There have been no changes from the retrospective adjustment method to the prospective method of valuing loan-backed securities.

Mortgage loans on real estate are stated at either the outstanding principal balance for loans originated by the Company or amortized cost for loans purchased by the Company. Cash receipts and interest income on impaired loans are deposited and accounted for as they are received. Impaired loans and accrued interest income on restructured impaired loans are evaluated to determine if the accrued interest is collectible. If deemed collectible, accrued interest on impaired loans is recorded as investment income due and accrued.

All mortgage loans are placed on non-accrual status when a loan is past due greater than 90 days or earlier if concerns exist as to the ultimate collectability of principal or interest. Loans remain in non-accrual status until full repayment of remaining contractual principal and interest is expected, the loan is current and there has been six months of sustained payment performance. Any due and accrued investment income that is 180 days past due and collectible is also reported as a nonadmitted asset. If the accrued interest is not collectible, it is written off and no further interest is accrued. The Company had no voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, at December 31, 2012 or 2011.

Contract loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies.

Short-term investments, which represent investments with maturities of less than one year, are stated at amortized cost which approximates fair value.

The Company’s other invested assets are comprised of ownership interests in joint ventures, partnerships, and limited liability companies. The Company carries these interests based on the underlying audited GAAP equity of the investee. Investments without audited GAAP statements are nonadmitted with a book/adjusted carrying value of zero. During 2012 and 2011, the Company did not recognize any impairment write down for its investments in joint ventures, partnerships and limited liability companies.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The underlying audited statutory equity method is used for valuing its interest in U.S. insurance subsidiaries. The Company’s foreign insurance subsidiary is nonadmitted and accordingly, has a book/adjusted carrying value of zero. Under GAAP reporting, all majority-owned subsidiaries would be consolidated.

Investment income is recorded when earned. Due and accrued investment income that is 90 days past due or when collection is in doubt is excluded from surplus. There were no material amounts excluded in 2012 or 2011. Realized gains and losses on sale of investments are determined by the specific identification method. Net realized gains or losses are shown net of federal income tax. Unrealized gains and losses are recorded to unassigned surplus net of deferred income tax.

For any decline in the fair value of a bond, common stock, preferred stock, or mortgage loan that is considered to be other than temporary, a valuation adjustment is made and recognized as a realized loss.

B.     Premiums Deferred and Uncollected

Premiums deferred and uncollected represent modal premiums, either due directly from policyholders and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

C.     Aggregate Reserves for Life Policies and Contracts

Policy reserves on life insurance are based on statutory mortality and interest rate requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging primarily from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging from 2% to 8%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.

D.     Policyholders’ Dividends

All of the Company’s individual and group life insurance business is written on the participating basis. The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits. For the years ended December 31, 2012, 2011, and 2010, premiums under individual and group life participating policies were $3,986,070, $3,830,591, and $3,730,911 or 100% of total individual and group life premiums earned. The Company’s Statements of Operations for 2012, 2011, and 2010 includes $590,271, $605,883, and $629,370 of policyholder dividends, respectively.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

E.     Federal and Foreign Income Taxes

The Company files a consolidated federal income tax return with the following companies:

State Farm Mutual Automobile Insurance Company (SFMAIC)

State Farm Fire and Casualty Company (SFFCC)

State Farm General Insurance Company (SFGIC)

State Farm Life and Accident Assurance Company (SFLAAC)

State Farm Health Insurance Company (SFHIC)

State Farm Lloyds (SFL)

State Farm Indemnity Company (SFIC)

State Farm Guaranty Insurance Company (Guaranty)

State Farm Florida Insurance Company (SFFIC)

State Farm International Services, Inc.

State Farm Lloyds, Inc.

State Farm Investment Management Corp. (SFIMC)

State Farm VP Management Corp.

State Farm Bank, FSB

State Farm Investor Services (Canada) Holding Company

Plaza One Realty Company

Insurance Placement Services, Inc.

State Farm Realty Investment Company

Oglesby Reinsurance Company

The consolidated federal income tax liability is apportioned to each company in accordance with an agreement authorized by each Company’s Board of Directors or Underwriters. The allocation is based upon separate return calculations for regular and alternative minimum tax with current credit for net losses and tax credits.

Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables which relate to the current tax year will be settled within ninety (90) days; 2) any refunds of federal income tax will be settled within thirty (30) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within thirty (30) days of payment of the tax due.

Under NAIC SAP, the deferred tax assets (DTAs) are reduced by a valuation allowance if it is more likely than not that some portion of the DTAs will not be realized. In addition, the gross DTAs are subject to an admissibility test. The admissibility test has three parts. The first part of the admissibility test determines the loss carryback potential for temporary differences that reverse corresponding to IRS tax loss carryback provisions, not to exceed three years. The second part of the admissibility test applies reversal periods and adjusted capital and surplus limitations based upon risk-based capital (RBC) thresholds to determine the admitted portion of DTAs expected to be realized during a period not to exceed three years. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs). Any changes in DTAs and DTLs are recognized as a separate component of the change in unassigned surplus.

Under NAIC SAP, the calculation of state income taxes incurred is limited to taxes due on the current year’s taxable income and any adjustments due to changes in prior year returns. State income tax is reported as a component of taxes, licenses, and fees and is an element of pre-tax book income; deferred state income taxes are not recorded. Under GAAP, there is no admissibility test. In addition, DTAs under GAAP include all tax components (federal, state, foreign, current and deferred); changes in deferred income taxes are recorded as a component of the total tax provision instead of a direct adjustment to unassigned surplus.

The Company complies with the applicable income tax reporting and disclosure requirements pursuant to SSAP No. 101 for any uncertain tax positions. SSAP No. 101 requires that tax loss contingencies, including the related interest and penalties, for current and prior years be computed in accordance with SSAP No. 5R

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

with certain modifications. A tax loss contingency is recorded only if it is more likely than not that such a loss has been incurred. If the company determines that no tax loss contingency should be recorded, then analysis is completed to determine if a disclosure within the financial statements is required. Per SSAP No. 101, a disclosure is made when it is reasonably possible that the total liability for the income tax loss contingency will significantly increase within 12 months of the reporting date. The company evaluates material tax positions taken that are 50% or less likely to result in a tax loss, and therefore are not recorded, to determine whether a disclosure should be made simply because the position is significant.

The provision for federal income taxes is based on the Internal Revenue Code of 1986, as amended.

F.     Other Postretirement Benefits

The Company and its affiliates provide certain health care and life insurance benefits to eligible post-career employees and agents. Liabilities and expenses are recorded at the time eligibility requirements are met. Under GAAP, an additional accrual would be required for the estimated increase in the projected benefit obligation under the plans due to service rendered during the year for active, but not yet eligible, participants.

G.     Agent Termination Benefits

The Company provides termination benefits for certain independent contractor agents subject to service and age eligibility requirements as defined in agent contracts. Liabilities and expenses are recorded at the time eligibility requirements are met. Under GAAP, an additional accrual would be required for the estimated increase in the projected benefit obligation under the plans due to service rendered during the year for active, but not yet eligible, agents.

H.     Interest Maintenance Reserve and Asset Valuation Reserve

The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and the amortization is reflected in the Company’s Statements of Operations.

The AVR provides a reserve for credit-related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to the unassigned surplus. The IMR and AVR are not calculated under GAAP.

I.     Separate Accounts

The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and has issued individual variable universal life and individual variable annuity contracts as supported by Illinois Insurance Code 215 ILCS 5/245.21. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company’s separate accounts and general account within certain limits.

Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in units of the subaccounts of the separate accounts. The subaccounts invest those assets in shares of mutual funds offered by the State Farm Variable Product Trust which are managed by SFIMC.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Separate account assets are reported at market value and liabilities are recorded at amounts equal to contract holder assets. Except for rights of the Company as a result of surplus contributions made to the separate accounts, contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets. The amounts not legally insulated represent surplus contributions made to the separate accounts.

The Company does not engage in security lending transactions within the separate accounts.

J.     Recognition of Premiums and Annuity Considerations and Related Expenses

Scheduled life premiums are recognized as revenue over the premium paying period of the related policies. Flexible and single premiums and annuity considerations are recognized as revenues as received. Premiums paid in advance of the policy anniversary date and unearned premiums which are not included in the policy reserve liability are recognized as a liability on the balance sheet. Acquisition costs, such as commissions and other costs related to the new business are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products are recorded as revenue when received. Under GAAP, the premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to the policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

K.     Nonadmitted Assets

Certain assets designated as “nonadmitted” assets, principally nonadmitted DTAs, aggregating $381,331 and $643,478 at December 31, 2012 and 2011, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. Under GAAP, such assets would be recognized at the lower of cost or net realizable value.

L.     Stockholder Dividends

The maximum amount of dividends that can be paid by State of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income.

M.     Guaranty Fund Assessments

As of December 31, 2012 and 2011, liabilities of $18,309 and $17,389, respectively, have been recorded for guaranty fund assessments. These amounts, when recorded, represent liabilities recorded for all states in which the Company operates. Guaranty fund assessments are paid when called by the state guaranty fund associations, generally within a one to three year period. Premium tax offset assets for guaranty fund payments, as shown in the table below, are realized within five years of the payment of the guaranty fund assessment in most states.

Assets recognized from paid and accrued premium tax offsets and policy	$12,975
surcharges prior year-end

Decreases current year:
Premium tax offset accrual adjustment	(1,671)
Premium tax offset applied to 2012 annual returns	(1,108)
Premium tax offset applied to 2011 annual returns (under accrual)	(13)

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Increases current year:
Premium tax offset accrual adjustment	1,089
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$11,272

3.     Change in Accounting Principles

Accounting changes adopted to conform to the provisions of the NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principle had been applied retroactively for all prior periods.

Effective January 1, 2012, SSAP No. 101 established new rules for the accounting of income taxes by insurance companies and superseded SSAP No. 10R. Under SSAP No. 101 the expanded admissibility is no longer elective. In the first part of the admissibility test under SSAP No. 101, the carryback period for reversals was expanded to follow the tax loss carry back provisions of the Internal Revenue Code, not to exceed three years. In the second part of the admissibility test, the reversal period (zero, 1 year, or 3 year) and surplus limitation (zero, 10%, or 15%) are determined by RBC levels. Both the surplus limitation and RBC levels are based on current reporting period information. As a result of the implementation of SSAP 101, the Company reported a change of accounting principle which increased unassigned surplus by $199,559 as of January 1, 2012.

Under NAIC SAP, guidance for Guaranty Fund and Other Assessments was substantively revised and became effective on January 1, 2011. As a result, the Company increased admitted assets by $15,710 and recorded a corresponding increase in unassigned funds (surplus) as a cumulative effect of a change in accounting principle. This change resulted from the Company recognizing an asset for the premium tax credits expected to be received in the future as offsets from accrued guaranty fund assessments. Under prior guidance, the Company did not recognize assets for premium tax credits expected to be received as offsets until guaranty fund assessments had been paid.

4.    Investments

A. Bonds	and Other Debt Securities

The statement and estimated fair value of investments in debt securities, including short-term investments were as follows:

	December 31, 2012
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$4,260,866	$448,891	$(404)	$4,709,353
All other governments	147,736	23,392	—	171,128
States, territories and possessions (direct and guaranteed)	1,072,797	150,421	(113)	1,223,105
Political subdivisions of states, territories and possessions (direct and guaranteed)	3,042,000	414,735	(15)	3,456,720

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	December 31, 2012
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	$10,703,787	$934,691	$(2,392)	$11,636,086
Industrial and miscellaneous (unaffiliated)	22,088,994	2,418,713	(18,091)	24,489,616

Totals	$41,316,180	$4,390,843	$(21,015)	$45,686,008

	December 31, 2011
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$3,799,193	$412,624	$(199)	$4,211,618
All other governments	147,680	22,576	—	170,256
States, territories and possessions (direct and guaranteed)	1,098,716	96,849	(2,111)	1,193,454
Political subdivisions of states, territories and possessions (direct and guaranteed)	2,966,255	280,113	(194)	3,246,174
Special revenue and special assessment	11,097,349	985,074	(560)	12,081,863
obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions
Industrial and miscellaneous (unaffiliated)	19,810,940	2,218,081	(31,540)	21,997,481

Totals	$38,920,133	$4,015,317	$(34,604)	$42,900,846

The statement and estimated fair value of debt securities by expected maturity are shown below. The expected maturity may differ from the contractual maturity for certain securities and, where applicable, is based on assumed prepayment rates, payment schedules, and known calls.

	December 31, 2012
	Statement Value	Fair Value
Due in one year or less	$4,562,665	$4,734,696
Due after one year through five years	13,539,137	14,993,785
Due after five years through ten years	18,161,913	20,195,665
Due after ten years	5,052,465	5,761,862

Totals	$41,316,180	$45,686,008

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Gross proceeds and realized gains and losses on bonds sold, including other than temporary impairments, for the years ended December 31, consist of:

	2012	2011	2010
Proceeds	$119,497	$179,233	$1,042,690
Gross gains	4,969	7,294	71,117
Gross losses	(206)	(2,723)	(5,958)

At December 31, 2012 and 2011, bonds with statement value of $37,422 and $38,054, respectively, were on deposit with regulatory authorities or pledged as collateral.

B.  Mortgage Loans

The Company invests in commercial mortgage loans secured primarily by industrial, multi-family, office and retail properties. Each loan in the portfolio is reviewed at least annually for potential impairment, delinquency, non-accrual status, and ultimate collectability. During these reviews the collateral financial results, occupancy, and physical condition, as well as guarantor financial position, where applicable, and current market conditions are evaluated. Updated loan-to-value and debt service coverage ratios are calculated and the loan is assigned an internal loan quality rating. Based on internal mortgage loan quality ratings, as of December 31, 2012 and 2011, respectively, 94% and 91% of the statement value of the mortgage loan portfolio had no known deficiencies that could impact the quality of the assets, while the remaining were rated in categories subject to increased monitoring for indications of potential future losses.

The Company’s mortgage loan portfolio of $4,986,239 and $5,103,480 as of December 31, 2012 and 2011 was diversified geographically and management believes that the potential for loss due to the geographic concentration of credit risk is not significant.

(% of Statement Value)	2012	2011
West	34.1%	35.4%
North Central	17.2	18.0
South Central	9.4	9.2
North East	17.8	15.1
South East	21.5	22.3

Total	100.0%	100.0%

The Company reported the following statement values as of December 31, 2012 and 2011, respectively: Mortgages in Good Standing of $4,880,730 and $5,015,424 and Restructured Mortgages of $105,509 and $88,057. No Mortgages were in the Process of Foreclosure.

The Company’s mortgage loans with impaired values as of December 31, 2012, 2011 and 2010 were as follows:

	Statement Value	Unpaid Principal Balance	Other Than Temporary Impairments	Average Recorded Investment	Interest Income Recognized
2012	$116,407	$145,190	$31,260	$14,551	$6,859
2011	$100,980	$125,052	$24,060	$12,622	$7,082
2010	$89,059	$113,355	$24,291	$9,895	$5,908

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The statement value for non-accrual loans was $124,352 and $80,395 as of December 31, 2012 and 2011, respectively.

At both December 31, 2012 and 2011, the statement value reported for delinquent commercial mortgage loans was $0.

The maximum lending rate for commercial mortgage loans was 6.02 % and 7.00% for 2012 and 2011, respectively. The minimum lending rate for commercial mortgage loans was 3.00% and 4.00% for 2012 and 2011, respectively.

The Company reduced interest rates of outstanding mortgage loans as follows:

	Rate Reductions	Investment	Number of Loans
2012	2%	$62,621	2

	1%	$67,056	5

2011	2%	$31,028	4

	1%	$22,886	1

	0%	$24,940	2

The principal balances shown reflect the outstanding principal as of December 31 in the year the rate reduction was recorded.

2%—Includes rate reductions between 2.00% and 2.99%

1%—Includes rate reductions between 1.00% and 1.99%

0%—Includes rate reductions between 0.01% and 0.99%

The maximum percentage of any one loan to the value of security at the time of the loan in 2012 and 2011, exclusive of insured or guaranteed mortgages or purchase money mortgages was 76.82% and 72.66%, respectively.

The summary of impaired mortgage loans activity is as follows:

	2012	2011	2010
As of year-end, the Company held mortgages with interest more than 180 days past due with a recorded investment, excluding accrued interest	$—	$—	$—
a. Total interest due on mortgages with interest more than 180 days past due	—	—	—
Taxes, assessments and any amounts advanced and not included in the mortgage loan total	—	—	—
Current year impaired loans with a related allowance for credit losses	—	—	—
a. Related allowance for credit losses	—	—	—
Impaired Mortgage loans without an allowance for credit losses	65,300	27,409	63,776
Average recorded investment in impaired loans	10,883	13,704	10,629

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	2012	2011	2010
Interest income recognized during the period the loans were impaired	$4,285	$1,769	$4,460
Amount of interest income recognized on a cash basis during the period the loans were impaired	4,285	1,769	4,460
a. Balance at the beginning of period	—	—	—
b. Additions charged to operations	—	—	—
c. Direct write-downs charged against the allowances	—	—	—
d. Recoveries of amounts previously charged off	—	—	—
e. Balance at the end of period	—	—	—

C.    Equity Investments

The cost and statement/fair value in common stocks and gross unrealized gains and losses from these investments are as follows:

	December 31, 2012
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Statement/ Fair Value
Unaffiliated common	$1,594,188	$1,024,799	$(43,862)	$2,575,124
Affiliated common	196,850	4,866	(193,350)	8,366

	December 31, 2011
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Statement/ Fair Value
Unaffiliated common	$1,597,619	$845,022	$(75,088)	$2,367,554
Affiliated common	196,850	4,855	(193,350)	8,355

Gross realized gains and losses, including other than temporary impairments, consist of the following for the years ended December 31:

	2012		2011		2010
	Gains	Losses	Gains	Losses	Gains	Losses
Unaffiliated common	$25,724	$(23,512)	$22,245	$(22,538)	$12,205	$(86,796)

There were no sales of affiliated common stocks during 2012, 2011, and 2010.

D.    Unrealized Losses

On a quarterly basis, the Company evaluates its investment portfolio for other than temporary impairments. In evaluating whether a decline in value is other than temporary, management considers several factors including, but not limited to, the following:

•	The Company’s ability and intent to retain the security for a sufficient period of time for it to recover;
•	The extent and duration of the decline in value;
•	The probability of collecting all cash flows according to contractual terms in effect at acquisition or restructuring;
•	Relevant industry conditions and trends; and
•	The financial condition and current and future business prospects of the issuer.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The unrealized losses based on fair value are shown below:

	December 31, 2012
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$165,022	$(404)	$—	$—	$165,022	$(404)
States, territories and possessions (direct and guaranteed)	6,832	(113)	—	—	6,832	(113)
Political subdivisions of states, territories and possessions (direct and guaranteed)	9,811	(15)	—	—	9,811	(15)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	400,116	(2,392)	—	—	400,116	(2,392)
Industrial and miscellaneous (unaffiliated)	1,102,782	(17,070)	42,459	(1,021)	1,145,241	(18,091)

Subtotal, debt securities	1,684,563	(19,994)	42,459	(1,021)	1,727,022	(21,015)
Common unaffiliated stock	75 ,621	(14,591)	123,992	(29,271)	199,613	(43,862)

Total temporarily impaired securities	$1,760,184	$(34,585)	$166,451	$(30,292)	$1,926,635	$(64,877)

	December 31, 2011
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$14,801	$(199)	$—	$—	$14,801	$(199)
States, territories and possessions (direct and guaranteed)	85,045	(1,397)	100,096	(714)	185,141	(2,111)
Political subdivisions of states, territories and possessions (direct and guaranteed)	8,896	(194)	—	—	8,896	(194)
Special revenue and special assessment Obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	78,766	(560)	—	—	78,766	(560)

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	December 31, 2011
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Industrial and miscellaneous (unaffiliated)	$591,545	$(24,210)	$143,057	$(7,330)	$734,602	$(31,540)

Subtotal, debt securities	779,053	(26,560)	243,153	(8,044)	1,022,206	(34,604)
Common unaffiliated stock	169,659	(28,881)	125,284	(46,207)	294,943	(75,088)

Total temporarily impaired securities	$948,712	$(55,441)	$368,437	$(54,251)	$1,317,149	$(109,692)

Bonds

The unrealized losses on the Company’s bond investments were primarily interest related with market declines driven by changes in interest rates and widening credit spreads, not on fundamental credit problems of the issuers. The Company had $1,021 and $8,044 in unrealized losses on bonds with losses outstanding for greater than 12 months at December 31, 2012 and 2011, respectively. $45 and $1,366 of the unrealized losses for the years ended December 31, 2012 and 2011, respectively, were attributable to loan-backed securities. The contractual terms of the Company’s bond investments, excluding loan-backed, do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. The Company did not have the intent to sell these investments at the reporting date and does not consider these investments to be other-than-temporarily impaired at December 31, 2012.

Common Unaffiliated Stock

The Company evaluates its common stock investments for impairment loss by calculating unrealized losses and performing analysis at each quarter and annually. The Company had $29,271 and $46,207 in unrealized losses outstanding for greater than 12 months at December 31, 2012 and 2011, respectively. Based upon the timing and relative severity of the losses and the Company’s ability and intent to hold these investments for a reasonable period of time sufficient for a recovery of fair value, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2012.

E.    Realized Capital Gains (Losses)

The Company had realized capital losses due to other than temporary declines in the fair value of $192, $227, and $212 on bonds, $17,673, $4,500, and $23,356 on mortgage loans, and $6,048, $6,739, and $70,679 on common stocks during 2012, 2011, and 2010, respectively.

The reconciliation of realized capital gains (losses) is as follows:

	December 31, 2012
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$39,492	$23,817	$15,675
Less: IMR capital gains (losses)	49,274	17,739	31,535

Capital gains (losses) net of IMR	$(9,782)	$6,078	$(15,860)

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	December 31, 2011
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$23,394	$12,129	$11,265
Less: IMR capital gains (losses)	32,921	11,851	21,070

Capital gains (losses) net of IMR	$(9,527)	$278	$(9,805)

	December 31, 2010
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$(6,976)	$18,538	$(25,514)
Less: IMR capital gains (losses)	54,372	19,574	34,798

Capital gains (losses) net of IMR	$(61,348)	$(1,036)	$(60,312)

F.    Investment in Subsidiaries

Summary financial information for affiliates of the Company through direct 100% ownership and/or common management for the years ended December 31 is noted below:

Insurance Affiliates

State Farm Health Insurance Company	2012	2011
Admitted assets	$8,400	$8,387
Liabilities	34	32
Capital and surplus	8,366	8,355

Net income	$10	$11

Effective November 14, 2011, SFHIC changed its name from State Farm Annuity and Life Insurance Company. The company has conducted no insurance business since its inception.

State Farm International Life Insurance Company Ltd.

SFILIC is a stock life insurance company organized and licensed as a long-term insurer under the laws of Bermuda. SFILIC is licensed to write life insurance and annuity policies within Canada in the provinces of Alberta, New Brunswick and Ontario. SFILIC does not prepare a U.S. GAAP financial statement, therefore, in accordance with prescribed statutory accounting guidance it is nonadmitted and has a book/adjusted carrying value of zero.

Noninsurance Affiliate

State Farm Realty Mortgage, LLC	2012	2011
Admitted assets	$432,901	$376,426
Liabilities	1,256	74
Capital and surplus	431,645	376,352

Net income	$23,451	$22,070

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

State Farm Realty Mortgage, LLC (SFRM), a non-insurance affiliate of the Company through a direct 100% ownership, was formed in 2006. SFRM invests in commercial loans collateralized by real property in the State of New York.

G.    Net Investment Income

The components of net investment income earned by type of investment for the years ended December 31, were as follows:

	2012	2011	2010
Bonds	$1,955,864	$1,960,399	$1,891,240
Mortgage loans	309,981	319,998	340,702
Contract loans and liens	232,785	243,835	235,331
Cash, cash equivalents, and short-term investments	733	492	960
Unaffiliated common stocks	66,095	58,279	52,505
Other	26,621	22,235	23,233

Gross investment income	2,592,079	2,605,238	2,543,971
Investment expenses	(20,968)	(21,022)	(19,936)

Net investment income	$2,571,111	$2,584,216	$2,524,035

H.    Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 –	Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.

Level 2 –	Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs.

Level 3 –	Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability.

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as certain bonds when carried at lower of amortized cost or market.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Assets measured at fair value are summarized below:

	Fair Value Measurements at December 31, 2012
Description	Level 1	Level 2	Level 3	Total
Stocks
Domestic common	$2,264,463	$—	$—	$2,264,463
Foreign common	310,661	—	—	310,661
Separate Accounts	—	1,292,598	—	1,292,598

Total	$2,575,124	$1,292,598	$—	$3,867,722

	Fair Value Measurements at December 31, 2011
Description	Level 1	Level 2	Level 3	Total
Stocks
Domestic common	$2,080,111	$—	$—	$2,080,111
Foreign common	287,443	—	—	287,443
Separate Accounts	—	1,194,954	—	1,194,954

Total	$2,367,554	$1,194,954	$—	$3,562,508

Level 1 Measurements

Level 1 assets include actively-traded exchange-listed equity securities. Valuations are based upon unadjusted quoted exchange prices.

Level 2 Measurements

Separate Accounts. These assets include private, affiliated mutual funds valued at net asset value daily using observable inputs. Valuation inputs of underlying assets include, but are not limited to, quoted exchange prices, quotations by independent pricing services, bid price quotations from brokers, multiple of earnings, multiple of book values, similar freely traded securities, and yield to maturity.

The Company recognizes transfers between levels at the end of the reporting period. There were no transfers between levels for 2012 or 2011.

5.    Separate Accounts

As of December 31, 2012 and 2011, the Company’s separate accounts statement included legally insulated assets of $1,083,712 and $1,017,523, respectively. The assets legally insulated from the general account as of December 31, 2012 and 2011 are attributed to the following products:

December 31, 2012

Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable Universal Life	$402,265	$104,443
Variable Annuities	681,447	104,443

Total	$1,083,712	$208,886

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

December 31, 2011

Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable Universal Life	$362,082	$88,715
Variable Annuities	655,441	88,715

Total	$1,017,523	$177,430

Certain guarantees are provided by the general account. As of December 31, 2012 and 2011, the general account of the Company had a maximum guarantee for separate accounts liabilities of $27,725 and $83,629, respectively. For the years ended December 31, 2012 and 2011, the general account had paid $271 and $412, respectively, towards separate accounts guarantees. The Company’s variable universal life and variable annuity contracts do not designate explicit risk charges to compensate the general account for the guarantees provided.

Information regarding the Separate Accounts of the Company for 2012, 2011, and 2010 is as follows:

	2012
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$65,077	$65,077
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	1,076,034	1,076,034
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$1,076,034	$1,076,034

Withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment				—	—
At book value without fair value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	1,069,805	1,069,805
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	$—	$—	$—	$1,069,805	$1,069,805

Not subject to discretionary withdrawal	—	—	—	6,229	6,229

Total	$—	$—	$—	$1,076,034	$1,076,034

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Reconciliation of Net Transfers to or (from) separate accounts:

2012
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$68,102
Transfers from separate accounts	(122,441)

Net transfers to (from) separate accounts	$(54,339)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$—

Transfers as reported in the Statements of Operations	$(54,339)

	2011
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$68,668	$68,668
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	1,006,982	1,006,982
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$1,006,982	$1,006,982

Withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment				—	—
At book value without fair value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	999,226	999,226
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	$—	$—	$—	$999,226	$999,226

Not subject to discretionary withdrawal	—	—	—	7,756	7,756

Total	$—	$—	$—	$1,006,982	$1,006,982

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Reconciliation of Net Transfers to or (from) separate accounts:

2011
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$71,497
Transfers from separate accounts	(124,491)

Net transfers to (from) separate accounts	$(52,994)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(8)

Transfers as reported in the Statements of Operations	$(53,002)

Reconciliation of Net Transfers to or (from) separate accounts:

2010
Transfers as reported in the Summary of
Operations of the Separate Accounts Statements:
Transfers to separate accounts	$77,801
Transfers from separate accounts	(124,765)

Net transfers to (from) separate accounts	$(46,964)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(14)

Transfers as reported in the Statements of Operations	$(46,978)

6.    Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

Bonds and Short-term Investments

Prices from third party organizations and prices established by the SVO of the NAIC are used to calculate fair value. SVO valuations are based upon publicly available prices for identical or similar assets or on valuation models or matrices using observable inputs. Typical inputs to models used by pricing vendors include but are not limited to contractual cash flows, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Where no SVO published price or third party price is available, an internal pricing matrix is used to estimate fair value. Inputs to the internal pricing matrix include benchmark yields, credit spreads, industry sector of the issuer, and illiquidity spreads for private placement securities.

Unaffiliated Common Stocks

Prices from third party organizations and prices prescribed by the SVO of the NAIC are used to calculate fair value. Valuation is based on unadjusted quoted market prices for identical assets in an active market, net asset value, and shareholder’s equity and issuer’s retained earnings derived from the issuer’s audited financial statements or other observable inputs.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Mortgage Loans

Fair values were estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Cash and Cash Equivalents

The carrying amount is a reasonable estimate of fair value.

Contract Loans

Contract loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for contract loans.

Separate Accounts

The fair value of the assets held in separate accounts and corresponding liabilities are estimated based on the fair value of the underlying assets.

Structured Annuity Reserves and Other Similar Items

Fair values were estimated by discounting future annuity payments at the interest rates in effect at year end for similar contracts.

Deferred Annuity Reserves

Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end, ignoring the effects of any market value adjustments.

Settlement Options without Life Contingencies

Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The estimated fair values and statement values of the Company’s financial instruments as of December 31 were as follows:

	2012
	Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (carrying value)
Financial assets:
Bonds:
Loan-backed	$10,568,227	$9,826,962		$10,568,227
Other	34,774,122	31,145,559		34,771,480	2,642
Unaffiliated common stocks	2,575,124	2,575,124	2,575,124
Mortgage loans	5,323,664	4,986,239		5,323,664
Cash (Overdraft)	(20,528)	(20,528)	(20,528)
Cash equivalents	769,737	769,737		769,737
Short-term investments	343,659	343,659		343,659
Contract loans	—	4,087,328				4,087,328
Separate accounts	1,292,598	1,292,598		1,292,598
Financial liabilities:
Structured annuity reserves and other similar items	$502,466	$402,525		$502,466
Deferred annuity reserves	5,322,964	5,396,721		5,322,964
Settlement options without life contingencies	2,867,516	2,867,516		2,867,516
Separate accounts	1,083,712	1,083,712		1,083,712

	2011
	Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (carrying value)
Financial assets:
Bonds:
Loan-backed	$13,073,273	$12,000,594		$13,073,273
Other	29,647,897	26,739,861		29,644,733	3,164
Unaffiliated common stocks	2,367,554	2,367,554	2,367,554
Mortgage loans	5,435,880	5,103,480		5,435,880
Cash (Overdraft)	(27,704)	(27,704)	(27,704)
Cash equivalents	624,004	624,004		624,004
Short-term investments	179,678	179,678		179,678
Contract loans	—	3,934,604				3,934,604
Separate accounts	1,194,954	1,194,954		1,194,954

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	2011
	Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (carrying value)
Financial liabilities:
Structured annuity reserves and other similar items	$518,592	$426,680		$518,592
Deferred annuity reserves	5,156,858	5,246,906		5,156,858
Settlement options without life contingencies	2,561,342	2,561,342		2,561,342
Separate accounts	1,017,523	1,017,523		1,017,523

Not practicable to estimate fair value:

Type or Class of Financial Instrument	Carrying Value	Effective Interest Rate	Maturity Date	Explanation
Contract loans	$4,087,328	Various	Not applicable	See above

7.    Life Reserves

A.    Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:

Premium-paying Policies

If the nonforfeiture values provided by such policies are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the mean reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.

Paid-up Policies

For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2012 and 2011, the Company had $61,441,679 and $62,957,729, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Illinois. Deficiency reserves to cover the above insurance totaled the gross amount of $176,922 and $182,564 at December 31, 2012 and 2011, respectively. The insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

B.    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2012 and 2011 were as follows:

	2012
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$2,226,907	$—	$—	$2,226,907	14.0%
At book value less current surrender charge of 5% or more	110,942	—	—	110,942	0.7%
At fair value	—	—	680,010	680,010	4.3%

Subtotal	2,337,849	—	680,010	3,017,859	19.0%

At book value without adjustment (minimal or no charge or adjustment)	11,583,616	—	—	11,583,616	73.0%
Not subject to discretionary withdrawal	1,272,843	—	636	1,273,479	8.0%

Total (gross)	$15,194,308	$—	$680,646	$15,874,954	100.0%

Reinsurance ceded	—	—	—	—
Total (net)*	$15,194,308	$—	$680,646	$15,874,954

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)	$6,540,287
Supplementary contracts with life contingencies total (net)	69,806
Deposit-type contracts	8,584,215

Subtotal	15,194,308

As reported in the Separate Accounts Annual Statement:
Annuities total (net)	680,646
Supplementary contracts, total	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	—

Subtotal	680,646

Total annuity actuarial reserves and deposit-type contract liabilities	$15,874,954

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities excludes annuity disability reserves of $1,370.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	2011
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$2,030,293	$—	$—	$2,030,293	13.3%
At book value less current surrender charge of 5% or more	231,286	—	—	231,286	1.5%
At fair value	—	—	653,140	653,140	4.3%

Subtotal	2,261,579	—	653,140	2,914,719	19.1%

At book value without adjustment (minimal or no charge or adjustment)	11,027,573	—	—	11,027,573	72.4%
Not subject to discretionary withdrawal	1,292,619	—	638	1,293,257	8.5%

Total (gross)	$14,581,771	$—	$653,778	$15,235,549	100.0%

Reinsurance ceded	—	—	—	—
Total (net)*	$14,581,771	$—	$653,778	$15,235,549

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)	$6,334,395
Supplementary contracts with life contingencies total (net)	68,625
Deposit-type contracts	8,178,751

Subtotal	14,581,771

As reported in the Separate Accounts Annual Statement:
Annuities total (net)	653,778
Supplementary contracts, total	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	—

Subtotal	653,778

Total annuity actuarial reserves and deposit-type contract liabilities	$15,235,549

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities excludes annuity disability reserves of $1,488.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

C.     Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations were as follows:

	December 31, 2012		December 31, 2011
Type	Gross	Net of Loading	Gross	Net of Loading
Industrial	$—	$—	$—	$—
Ordinary new business	998	398	798	333
Ordinary renewal	56,207	45,640	59,053	47,797
Credit life	—	—	—	—
Group life	118	118	118	118
Group annuity	—	—	—	—

Total	$57,323	$46,156	$59,969	$48,248

8.    Federal Income Taxes

The components of DTAs and DTLs at December 31 were as follows:

	December 31, 2012			December 31, 2011
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$1,287,220	$61,849	$1,349,069	$1,271,156	$67,052	$1,338,208
Statutory valuation allowance adjustment	—	—	—	—	—	—

Adjusted gross DTAs	1,287,220	61,849	1,349,069	1,271,156	67,052	1,338,208
Nonadmitted DTAs	370,704	—	370,704	633,687	—	633,687

Net admitted DTAs	916,516	61,849	978,365	637,469	67,052	704,521
DTLs	33,547	388,838	422,385	38,038	309,065	347,103

Net admitted adjusted DTAs (DTLs)	$882,969	$(326,989)	$555,980	$599,431	$(242,013)	$357,418

The 2011 amounts above have been presented to conform with the SSAP No. 101 disclosure requirements. The subtotals have been recalculated to comply with the new requirements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The admission calculations for adjusted gross DTAs at December 31 were as follows:

	December 31, 2012			December 31, 2011
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$555,980	$—	$555,980	$357,418	$—	$357,418
Adjusted gross DTAs expected to be realized after application of the threshold limitation.
Lesser of:	—	—	—	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date; or	—	—	1,039,009	—	—	—
Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	1,039,009	N/A	N/A	620,575
Adjusted gross DTAs offset by gross DTLs	360,536	61,849	422,385	280,051	67,052	347,103

Total admitted adjusted gross DTAs	$916,516	$61,849	$978,365	$637,469	$67,052	$704,521

Amounts used in recovery period and threshold limitation calculation:

	2012	2011
Ratio percentage used to determine recovery period and threshold limitation amount	1,376.45%	1,563.94%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$8,175,789	$7,839,765

The Company did not utilize any tax planning strategies which would have resulted in an increase of the Company’s adjusted gross DTA or net admitted DTAs.

There were no unrecognized deferred tax liabilities.

Current income taxes incurred consist of the following major components:

	2012	2011	2010
Current income tax expense (benefit)	$262,369	$307,323	$252,911
Foreign taxes incurred	801	768	679
Adjustments to prior year taxes	(11,664)	5,815	(4,574)

Combined income taxes incurred	$251,506	$313,906	$249,016
Tax (benefit) on capital gains (losses)	23,817	12,129	18,538

Current income taxes incurred	$275,323	$326,035	$267,554

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The main components of the deferred tax amounts were as follows:

	2012	2011	Change
DTAs:
Ordinary:
Deferred acquisition costs	$439,952	$421,854	$18,098
Policyholder reserves	395,032	404,225	(9,193)
Policyholder dividends accrual	209,906	220,958	(11,052)
Compensation and benefits accrual	227,480	215,590	11,890
Other (including items <5% of total ordinary DTAs)	14,850	8,529	6,321

Total ordinary DTAs	1,287,220	1,271,156	16,064
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	370,704	633,687	(262,983)

Admitted ordinary DTAs	$916,516	$637,469	$279,047

Capital:
Investments	$61,849	$67,052	$(5,203)

Total capital DTAs	61,849	67,052	(5,203)
Statutory valuation allowance adjustment	—	—	—
Admitted capital DTAs	$61,849	$67,052	$(5,203)

Admitted DTAs	$978,365	$704,521	$273,844

DTLs:
Ordinary:
Deferred and uncollected premium	$16,843	$17,762	$(919)
Tax method of accounting change	6,706	10,059	(3,353)
Guaranty funds receivable	3,945	4,541	(596)
Surplus adjustment on lapsed policies	1,097	2,077	(980)
Interest receivable on federal income tax	2,738	932	1,806
Other (including items <5% of total ordinary DTLs)	2,218	2,667	(449)

Total ordinary DTLs	$33,547	$38,038	$(4,491)

Capital:
Investments	$388,838	$309,065	$79,773

Total capital DTLs	$388,838	$309,065	$79,773

DTLs	$422,385	$347,103	$75,282

Net Admitted DTAs/DTLs	$555,980	$357,418	$198,562

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the surplus section of the financial statements):

	2012	2011	Change
Total DTAs	$1,349,069	$1,338,208	$10,861
Total DTLs	422,385	347,103	75,282

Net DTAs	$926,684	$991,105	$(64,421)
Tax effect of unrealized gains (losses)			(88,733)

Change in net deferred income tax			$24,312

The provision for federal and foreign income tax incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference were as follows:

	2012
	Amount	Tax Effect at 35%	Effective Tax Rate
Income after capital gains tax	$758,092
Capital gains (losses) tax	23,817

Income before taxes	$781,909	$273,668	35.00%
Prior year underaccrual (overaccrual)	(25,584)	(8,954)	-1.15%
Additional minimum termination liability	(18,038)	(6,313)	-0.81%
Foreign taxes	(2,085)	(730)	-0.09%
Change in nonadmitted assets	(836)	(293)	-0.04%
Dividends received deduction—Separate Accounts	(1,972)	(690)	-0.09%
Other adjustments	(16,219)	(5,677)	-0.71%

Total	$717,175	$251,011	32.11%

Federal income tax incurred		$251,506	32.17%
Capital gain (loss) taxes incurred		23,817	3.05%
Change in net deferred income tax		(24,312)	-3.11%

Total statutory income taxes		$251,011	32.11%

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	2011
	Amount	Tax Effect at 35%	Effective Tax Rate
Income after capital gains tax	$907,374
Capital gains (losses) tax	12,129

Income before taxes	$919,503	$321,826	35.00%
Prior year underaccrual (overaccrual)	24,132	8,447	0.92%
Dividends received deduction	(1,243)	(435)	-0.05%
Foreign taxes	(2,390)	(837)	-0.09%
Change in nonadmitted assets	4,691	1,642	0.18%
Dividends received deduction—Separate Accounts	(4,942)	(1,730)	-0.19%
Other adjustments	(9,437)	(3,303)	-0.37%

Total	$930,314	$325,610	35.40%

Federal income tax incurred		$313,906	34.14%
Capital gain (loss) taxes incurred		12,129	1.32%
Change in net deferred income tax		(425)	-0.06%

Total statutory income taxes		$325,610	35.40%

	2010
	Amount	Tax Effect at 35%	Effective Tax Rate
Income after capital gains tax	$650,035
Capital gains (losses) tax	18,538

Income before taxes	$668,573	$234,001	35.00%
Prior year underaccrual (overaccrual)	21,188	7,416	1.11%
Dividends received deduction	(1,003)	(351)	-0.05%
Foreign taxes	(2,053)	(719)	-0.11%
Change in nonadmitted assets	(4,184)	(1,465)	-0.22%
Dividends received deduction—Separate Accounts	(6,833)	(2,392)	-0.36%
Other adjustments	(7,981)	(2,793)	-0.42%

Total	$667,707	$233,697	34.95%

Federal income tax incurred		$249,016	37.25%
Capital gain (loss) taxes incurred		18,538	2.77%
Change in net deferred income tax		(33,857)	-5.06%

Total statutory income taxes		$233,697	34.95%

As of December 31, 2012, 2011, and 2010, the Company had no operating loss carryforwards.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The following are income taxes incurred in the current and prior years, which will be available for recoupment in the event of future net losses. Prior year amounts have been updated to reflect information filed with the Internal

Revenue Service:

2012	$286,185
2011	$319,956
2010	$275,412

The Company has not recognized any material uncertain tax position in the financial statements.

The Company files a federal consolidated income tax return with SFMAIC and its affiliates. An administrative appeal for tax years 2005 through 2008 is currently pending. The anticipated resolution of the issues is not expected to have a material adverse effect on the surplus of the Company.

The Company and its affiliates file various state income tax returns and those state returns remain subject to examination from 1996 to present in conjunction with the results of federal examinations, litigation, and appeals for those years.

Changes in prior year tax liability may result in reallocation of prior year tax.

9.     Benefit Plans

A.     Other Postretirement Benefits

The Company and its affiliates currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC, for eligible employees and agents hired or appointed prior to January 1, 2012 and their eligible dependents. The Company has no direct legal obligation for the benefits under the plans. The Company’s annual subsidies for these benefits are subject to a cap.

In December 2010, the Compensation Committee of the Board of Directors of SFMAIC approved a resolution to amend the plans, to be effective on January 1, 2012, which resulted in a reduction of the postretirement benefit obligation. For the U.S. plans, the reduction in postretirement benefit obligation is being amortized as a prior service credit based on the average life expectancy of the inactive participants at January 1, 2011. Under the amended plans, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 no longer has a significant effect on the net periodic benefit cost or additional unfunded post-career benefit liability of the U.S. Employee and Agent Plans.

The Company’s share of the post-career net periodic benefit cost for the years ended December 31, 2012, 2011, and 2010 was $16,662, $14,627, and $26,710, respectively. Amortization of the 2010 U.S. plan amendments reduced the Company’s share of net periodic benefit cost by $5,086 and at both December 31, 2012 and December 31, 2011.

At December 31, 2012 and 2011, the Company’s share of the unfunded post-career benefit liability attributable to the potential healthcare and life insurance benefits for eligible employees and agents was $306,489 and $298,575, respectively. The Company’s share of the remaining unamortized prior service credit relating to the 2010 U.S. plan amendments was $63,835 and $68,921 at December 31, 2012 and December 31, 2011, respectively.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

B.     Agent Termination Benefits

The Company provides termination benefits for certain independent contractor agents subject to service and age eligibility requirements as defined in agent contracts. These benefits are valued using the Projected Unit Credit actuarial cost method. For purposes of calculating the net periodic benefit costs, the benefit obligation includes only the projected accumulated liabilities for inactive and fully eligible active agents; the service cost also includes the accumulated liabilities for agents becoming eligible during the reporting year. The actuarial valuations include a service-based premium growth assumption based on historical data. Benefits are paid from the Company’s general assets.

A summary of obligations and assumptions related to agent termination benefits were as follows at December 31:

	Agent Termination Benefits

	2012	2011	2010
Change in benefit obligation:
Benefit obligation at beginning of year	$263,855	$235,135	$225,806
Service cost	10,408	8,557	9,178
Interest cost	11,524	11,761	12,445
Actuarial (gain) loss	7,748	16,538	(4,717)
Benefits paid	(8,535)	(8,136)	(7,577)

Benefit obligation at end of year	$285,000	$263,855	$235,135

Change in plan assets:
Fair value of plan assets at beginning of year	$—	$—	$—
Employer contributions	8,535	8,136	7,577
Benefits paid	(8,535)	(8,136)	(7,577)

Fair value of plan assets at end of year	$—	$—	$—

Funded status:	$(285,000)	$(263,855)	$(235,135)
Unrecognized net loss	59,278	52,980	36,857

Accrued liability	$(225,722)	$(210,875)	$(198,278)

Accumulated benefit obligations for vested agents	$243,759	$220,441	$193,909

Benefit obligation for non-vested agents:
Projected benefit obligation	$97,881	$143,224	$112,908
Accumulated benefit obligation	$35,585	$37,905	$30,946

Components of net periodic benefit cost:
Service cost	$10,408	$8,557	$9,178
Interest cost	11,524	11,761	12,445
Amount of recognized losses	1,449	416	754

Total net periodic benefit cost	$23,381	$20,734	$22,377

Additional minimum liability adjustment	$(18,038)	$—	$—

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	Agent Termination Benefits
	2012	2011	2010

Amount recognized in the balance sheet consists of:
Accrued benefit cost	$(225,722)	$(210,875)	$(198,278)
Accumulated additional minimum liability	(18,038)	—	—

Net amount recognized	$(243,760)	$(210,875)	$(198,278)

Weighted-average assumptions used to determine net periodic cost as of December 31:	.
Discount rate	4.53%	5.28%	5.84%
Expected long-term rate of return on plan assets	N/A	N/A	N/A
Rate of compensation increase	5.00%*	5.00%**	5.00%

Weighted-average assumptions used to determine projected benefit obligation as of December 31:
Discount rate	4.30%	4.53%	5.28%
Rate of compensation increase	4.00%**	5.00%*	5.00%*

*	Compensation is based on a service-based scale using ten years of historical renewal commissions data.
**	Compensation is based on a service-based scale using five years of historical renewal commissions data.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

Years	Amount
2013	$10,329
2014	$11,189
2015	$12,061
2016	$12,987
2017	$13,690
Thereafter Total	$80,045

10.    Other Related Party Transactions

SFMAIC and some of its affiliated companies purchased annuities from the Company to settle claims of which the claimant is the payee. The reserve value of annuities purchased from the Company is $498,945 and $530,156 at December 31, 2012 and 2011, respectively. Should the Company fail to perform under these contracts, the affiliated companies would remain contingently liable.

In 2012, 2011, and 2010, the Company reported dividends to stockholders of $480 for each respective year. Cash dividends of $120 were declared in each of the quarters ending March 31, June 30, September 30 and December 31, 2012, 2011, and 2010.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The Company has no direct employees. The Company is a party to various servicing and cost allocation agreements with its affiliates, which involve the sharing of certain services, facilities, personnel and marketing costs, among others. As a result of these agreements, the Company reported $26 and $201 receivables due from affiliates, and $54,381 and $69,672 as a payable due to affiliates at December 31, 2012 and December 31, 2011, respectively. The terms of settlement require that these amounts be settled within sixty (60) days. Shared expenses are allocated among State Farm affiliates based on surveys and usage studies. Total expenses allocated to the Company from the affiliates were $684,971, $673,597, and $619,758 during 2012, 2011, and 2010, respectively.

As of December 31, 2012 and December 31, 2011, the Company’s federal income tax payable to affiliates was $174,958 and $172,620, respectively.

The State Farm Liquidity Pool, LLC was created in 2001 as a means to more effectively manage cash equivalents. At December 31, 2012 and 2011, the Company was an active participant in the pool. The active participants carry their interest in the pool at its underlying audited GAAP equity. The Company’s interest in the pool is reported as a cash equivalent.

The Company is a party to a common clearing account agreement with its affiliates whereby any party may deposit premium payments and other cash receipts, disburse funds and accept electronic payments through a comprehensive cash balance system.

The Company incurs lease costs for real estate, computer equipment, and other equipment primarily through the allocation of expenses from the parent, SFMAIC, in accordance with company cost sharing agreements. SFMAIC is the lessee on almost all lease agreements.

Rental expense for real estate for 2012, 2011, and 2010 was $26,459, $26,171, and $24,813, respectively. Rental expense for leased computer and other equipment for 2012, 2011, and 2010, was $1,189, $4,410, and $3,951, respectively.

Effective January 1, 2007, the Company and SFILIC entered into a yearly renewable term reinsurance agreement. The Company provides coverage, on a per life basis, for policy amounts in excess of C$1,000. This reinsurance agreement applies to all life insurance policies and waiver benefits, and riders which are issued on or after the effective date. Premiums assumed under the agreement with SFILIC were not material in 2012, 2011 and 2010.

On August 17, 2011, SFMAIC sold its ownership interest in Westwood-Sepulveda, LLC and Sepulveda-Bronwood, LP to the Company for a total of $20,019, the book adjusted carrying value and statement value on that date. The underlying investment is a condominium development project to be leased in the future.

11.    Contingencies

The Company is subject to liabilities of a contingent nature which may arise from time to time. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment, which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

SUPPLEMENTAL FINANCIAL INFORMATION

Independent Auditor’s Report on Supplementary Information

To the Board of Directors of

State Farm Life Insurance Company

We have audited the statutory financial statements of State Farm Life Insurance Company as of December 31, 2012 and for the year then ended and our report thereon appears on page one of this document. That audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories of the Company as of December 31, 2012 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2012 and for the year then ended. The Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). In our opinion, the Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

February 26, 2013

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplement al Schedule of Assets and Liabilities (in thousands)

December 31, 2012

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:
U.S. government bonds	$158,903
Other bonds (unaffiliated)	1,796,961
Common stocks (unaffiliated)	66,095
Mortgage loans	309,981
Contract loans and liens	232,785
Cash, cash equivalents, and short-term investments	733
Other invested assets	26,621

Gross investment income	$2,592,079

Mortgage loans—book value
Commercial mortgages	$4,986,239

Total mortgage loans	$4,986,239

Mortgage loans by standing—book value:
Good standing	$4,880,730

Good standing with restructured terms	$105,509

Other long-term assets—statement value	$667,294

Bonds and stocks of parents, subsidiaries and affiliates—book value:
Affiliated common stocks	$8,366

Bonds and short-term investments by class and maturity:
Bonds by maturity—statement value
Due within one year or less	$4,562,665
Over 1 year through 5 years	13,539,137
Over 5 years through 10 years	18,161,913
Over 10 years through 20 years	4,810,112
Over 20 years	242,353

Total by maturity	$41,316,180

Bond by class—statement value
Class 1	$35,447,066
Class 2	5,677,798
Class 3	176,416
Class 4	9,090
Class 5	2,193
Class 6	3,617

Total by class	$41,316,180

Total bonds and short-term investments publicly traded	$36,738,081

Total bonds and short-term investments privately placed	$4,578,099

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories (in thousands), Continued

December 31, 2012

Unaffiliated common stocks—market value	$2,575,124

Short term investments—book value	$343,659

Cash on deposit	$(20,528)

Cash equivalents	$769,737

Life insurance in force:
Ordinary	$726,313,589

Credit life	$936

Group life	$13,127,005

Amount of accidental death insurance in force under ordinary policies	$4,648,392

Amount of life insurance with disability provisions in force:
Ordinary	$353,512,497

Group life	$13,973,439

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$2,300,633

Income payable	$4,255

Ordinary—involving life contingencies:
Income payable	$8,185

Annuities:
Ordinary:
Immediate—amount of income payable	$225,119

Deferred—fully paid account balance	$6,198,705

Deferred—not fully paid—account balance	$341

Deposit funds and dividend accumulations:
Deposit funds—account balance	$118,916

Dividend accumulations—account balance	$5,195,258

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Summ ary Investment Schedule

December 31, 2012

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
1. Bonds:
1.1 U.S. treasury securities	$1,474,603,431	2.711	$1,474,603,431		$1,474,603,431	2.711
1.2 U.S. government agency obligations (excluding mortgage-backed securities):
1.21 Issued by U.S. government agencies	2,243,134,104	4.124	2,243,134,104		2,243,134,104	4.124
1.22 Issued by U.S. government sponsored agencies	126,076,486	0.232	126,076,486		126,076,486	0.232
1.3 Non-U.S. government (including Canada, excluding mortgage-backed securities	147,735,946	0.272	147,735,946		147,735,946	0.272
1.4 Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
1.41 States, territories, and possessions and general obligations	1,072,797,384	1.972	1,072,797,384		1,072,797,384	1.972
1.42 Political subdivisions of states, territories and possessions and political subdivision general obligations	3,041,999,547	5.593	3,041,999,547		3,041,999,547	5.593
1.43 Revenue and assessment obligations	1,540,844,759	2.833	1,540,844,759		1,540,844,759	2.833
1.44 Industrial development and similar obligations
1.5 Mortgage-backed securities (includes residential and commercial MBS):
1.51 Pass-through securities:
1.511 Issued or guaranteed by GNMA	267,034	—	267,034		267,034	—
1.512 Issued or guaranteed by FNMA and FHLMC	54,345,845	0.100	54,345,845		54,345,845	0.100
1.513 All Other
1.52 CMOs and REMICs:
1.521 Issued or guaranteed by GNMA, FNMA, FHLMC or VA	9,343,163,462	17.178	9,343,163,462		9,343,163,462	17.178
1.522 Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies shown in Line 1.521
1.523 All other	315,667,628	0.580	315,667,628		315,667,628	0.580
2. Other debt and other fixed income securities (excluding short-term):
2.1 Unaffiliated domestic securities (includes credit tenant loans and hybrid securities)	17,877,052,244	32.868	17,877,052,244		17,877,052,244	32.868
2.2 Unaffiliated foreign securities	3,734,833,412	6.867	3,734,833,412		3,734,833,412	6.867
2.3 Affiliated securities

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Summary Investment Schedule, Continued

December 31, 2012

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
3. Equity interests:
3.1 Investments in mutual funds
3.2 Preferred stocks:
3.21 Affiliated
3.22 Unaffiliated
3.3 Publicly traded equity securities (excluding preferred stocks):
3.31 Affiliated
3.32 Unaffiliated	$2,575,124,410	$4.735	$2,575,124,410		$2,575,124,410	$4.735
3.4 Other equity securities:
3.41 Affiliated	8,365,509	0.015	8,365,509		8,365,509	0.015
3.42 Unaffiliated
3.5 Other equity interests including tangible personal property under leases:
3.51 Affiliated
3.52 Unaffiliated
4. Mortgage loans:
4.1 Construction and land development	22,905,437	0.042	22,905,437		22,905,437	0.042
4.2 Agricultural
4.3 Single family residential properties
4.4 Multifamily residential properties
4.5 Commercial loans	4,963,333,848	9.125	4,963,333,848		4,963,333,848	9.125
4.6 Mezzanine real estate loans
5. Real estate investments:
5.1 Property occupied by company
5.2 Property held for production of income (including $ of property acquired in satisfaction of debt)
5.3 Property held for sale (including $ property acquired in satisfaction of debt)
6. Contract loans	4,087,328,452	7.515	4,087,328,452		4,087,328,452	7.515
7. Derivatives
8. Receivables for securities	102,687	—	102,687		102,687	—
9. Securities Lending (Line 10, Assets Page reinvested collateral)
10. Cash, cash equivalents and short-term investments	1,092,867,665	2.009	1,092,867,665		1,092,867,665	2.009
11. Other invested assets	667,293,492	1.227	667,293,492		667,293,492	1.227

12. Total invested assets	$54,389,842,784	100.000	$54,389,842,784	$—	$54,389,842,784	100.000

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories

December 31, 2012

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1 through 4, 11, 13 through 17, 19 and if applicable, 20 through 24. Answer each of interrogatories 5 through 10 only if the reporting entity’s aggregate holding in the gross investment category addressed in interrogatory 4 equals or exceeds 2.5% of the reporting entity’s total admitted assets. Answer interrogatory 12 only if the reporting entity’s aggregate holding in the gross investment category addressed in interrogatory 11 equals or exceeds 2.5% of the reporting entity’s total admitted assets. Answer interrogatory 18 only if the reporting entity’s aggregate holding in the gross investment category addressed in interrogatory 17 equals or exceeds 2.5% of the reporting entity’s total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.

$ 55,572,795,220

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	FHLMC CMO	Bonds	$1,918,021,431	3.5%
2.02	FNMA CMO	Bonds	1,091,726,503	2.0%
2.03	STATE FARM LIQUIDITY POOL LLC	Cash Equivalent	769,736,964	1.4%
2.04	FHLMC MULTIFAMILY STRUCT CMO	Bonds	607,005,847	1.1%
2.05	STATE FARM REALTY MORTGAGE LLC	LLC	431,644,563	0.8%
2.06	FNMA CMO ACES	Bonds	418,257,333	0.8%
2.07	PEPSICO INC	Bonds, Common Stock	308,596,155	0.6%
2.08	PROCTER & GAMBLE CO	Bonds, Common Stock	305,214,356	0.5%
2.09	SHELL INTL FIN BV	Bonds	270,918,269	0.5%
2.10	WAL-MART STORES	Bonds, Common Stock	268,699,407	0.5%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$35,447,066,029	63.8%	3.07	P/RP-1	$—	— %
3.02	NAIC-2	5,677,798,152	10.2%	3.08	P/RP-2	—	— %
3.03	NAIC-3	176,416,013	0.3%	3.09	P/RP-3	—	— %
3.04	NAIC-4	9,090,000	— %	3.10	P/RP-4	—	— %
3.05	NAIC-5	2,192,520	— %	3.11	P/RP-5	—	— %
3.06	NAIC-6	3,617,773	— %	3.12	P/RP-6	—	—%

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2012

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐	No ☒
If response to 4.01 above is yes, responses are not required for interrogatories 5-10.
4.02	Total admitted assets held in foreign investments	$3,427,940,426	6.2%
4.03	Foreign-currency -denominated investments	$—	— %
4.04	Insurance liabilities denominated in that same foreign currency	$—	— %

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		1	2
5.01	Countries rated NAIC-1	$3,178,846,669	5.7%
5.02	Countries rated NAIC-2	$249,093,758	0.4%
5.03	Countries rated NAIC-3 or below	$—	— %

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

		1	2
	Countries rated NAIC-1:
6.01	Country: Great Britain	$858,280,741	1.5%
6.02	Country: Netherlands	$545,925,158	1.0%
	Countries rated NAIC-2:
6.03	Country: Ireland	$167,408,649	0.3%
6.04	Country: Spain	$77,982,149	0.1%
	Countries rated NAIC-3 or below:
6.05	Country:	$—	— %
6.06	Country:	$—	— %

7.	Aggregate unhedged foreign currency exposure

1	2
$—	— %

8.	Aggregate unhedged foreign currency exposure categorized by the country’s NAIC sovereign rating:

		1	2
8.01	Countries rated NAIC-1	$—	— %
8.02	Countries rated NAIC-2	$—	— %
8.03	Countries rated NAIC-3 or below	$—	— %

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2012

9.Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

		1	2
Countries rated NAIC-1:
9.01	Country:	$—	— %
9.02	Country:	$—	— %
Countries rated NAIC-2:
9.03	Country:	$—	— %
9.04	Country:	$—	— %
Countries rate NAIC-3 or below:
9.05	Country:	$—	— %
9.06	Country:	$—	— %

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Rating
10.01	SHELL INTL FIN BV	Bond1	$270,918,269	0.5%
10.02	BHP BILLITON FIN (USA) LTD	Bond1	$174,917,473	0.3%
10.03	BP CAPITAL MARKETS PLC	Bond1	$127,967,810	0.2%
10.04	RIO TINTO FIN US LTD	Bond1	$122,050,637	0.2%
10.05	VODAFONE GROUP PLC	Bond1	$109,710,954	0.2%
10.06	SCHLUMBERGER INVESTMENT	Bond1	$105,245,335	0.2%
10.07	SAP IRELAND	Bond1	$102,000,000	0.2%
10.08	ASTRAZENECA PLC	Bond1	$95,952,285	0.2%
10.09	AIR LIQUIDE	Bond1	$95,000,000	0.2%
10.10	TELEFONICA EMISIONES SAU	Bond2	$77,982,149	0.1%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:
11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?

If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11.

Yes  ☒    No  ☐

12.	Report aggregate amounts and percentages of reporting entity’s total admitted assets held in investments with contractual sales restrictions.
12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12

Yes  ☒    No  ☐

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:
13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13

Yes  ☐    No  ☒

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2012

	1	2	3
	Name of Issuer
13.02	STATE FARM REALTY MORTGAGE LLC	$431,664,563	0.8%
13.03	EXXON MOBIL CORP	$149,954,280	0.3%
13.04	IBM CORP	$97,187,873	0.2%
13.05	PROCTOR & GAMBLE CO	$86,774,962	0.2%
13.06	JOHNSON & JOHNSON	$82,341,563	0.1%
13.07	WAL-MART STORES	$74,254,231	0.1%
13.08	CATERPILLAR INC	$73,420,037	0.1%
13.09	NESTLE SA RGSTR ADR	$70,261,862	0.1%
13.10	CHEVRON CORP	$60,376,725	0.1%
13.11	DISNEY (WALT) CO	$59,700,849	0.1%

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:
14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?

If response to 14.01 above is yes, responses are not required for the remainder of Interrogatory 14.

Yes  ☒    No  ☐

15. Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?

If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.

Yes  ☒    No  ☐

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:
16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

Yes  ☐    No  ☒

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial	$96,375,793	0.2%
16.03	Commercial	$74,139,007	0.1%
16.04	Commercial	$72,000,000	0.1%
16.05	Commercial	$62,270,000	0.1%
16.06	Commercial	$56,416,264	0.1%
16.07	Commercial	$53,000,000	0.1%
16.08	Commercial	$48,016,105	0.1%
16.09	Commercial	$47,347,661	0.1%
16.10	Commercial	$47,074,997	0.1%
16.11	Commercial	$45,047,432	0.1%

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2012

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction Loans	$22,905,437	— %
16.13	Mortgage loans over 90 days past due	$—	— %
16.14	Mortgage loans in the process of foreclosure	$—	— %
16.15	Mortgage loans foreclosed	$1,839,060	— %
16.16	Restructured mortgage loans	$105,509,466	0.2%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan-to-Value	1	2	3	4	5	6
17.02	Above 95%	$—	— %	$147,567,718	0.3%	$—	— %
17.03	91% to 95%	$—	— %	$43,203,562	0.1%	$—	— %
17.04	81% to 90%	$—	— %	$7,984,966	—%	$—	— %
17.05	71% to 80%	$—	— %	$303,313,921	0.5%	$—	— %
17.06	Below 70%	$—	— %	$4,484,169,118	8.1%	$—	— %

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:
18.01	Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets?

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Yes  ☒     No  ☐

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:
19.01	Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

Yes  ☒     No  ☐

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending (do not include assets held as collateral for such transactions)	$—	— %	$—	$—	$—
20.02	Repurchase agreements	$—	— %	$—	$—	$—
20.03	Reverse repurchase agreements	$—	— %	$—	$—	$—
20.04	Dollar repurchase agreements	$—	— %	$—	$—	$—
20.05	Dollar reverse repurchase agreements	$—	— %	$—	$—	$—

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2012

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$—	— %	$—	— %
21.02	Income generation	$—	— %	$—	— %
21.03	Other	$—	— %	$—	— %

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$—	— %	$—	$—	$—
22.02	Income generation	$—	— %	$—	$—	$—
22.03	Replications	$—	— %	$—	$—	$—
22.04	Other	$—	— %	$—	$—	$—

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
23.01	Hedging	$—	— %	$—	$—	$—
23.02	Income generation	$—	— %	$—	$—	$—
23.03	Replications	$—	— %	$—	$—	$—
23.04	Other	$—	— %	$—	$—	$—

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

Variable Life Separate Account

Annual Financial Statement

December 31, 2012

State Farm Life Insurance Company

Variable Life Separate Account

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Farm Life Insurance

Company and Policy Owners of the State Farm Life

Insurance Company Variable Life Separate Account:

In our opinion, the accompanying statements of assets and policy owners’ equity and surplus and the related statements of operations and changes in policy owners’ equity and surplus and the financial highlights present fairly, in all material respects, the financial position of subaccounts of the State Farm Life Insurance Company Variable Life Separate Account (which includes the Large Cap Equity Index Subaccount, Small Cap Equity Index Subaccount, Bond Subaccount, Money Market Subaccount, International Equity Index Subaccount, Stock and Bond Balanced Subaccount, Large Cap Equity Subaccount, Small/Mid Cap Equity Subaccount, and the International Equity Subaccount thereof) at December 31, 2012, the results of each of their operations for the year then ended, and the changes in each of their policy owners’ equity and surplus for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the State Farm Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of number of shares owned at December 31, 2012 by correspondence with the State Farm Variable Product Trust, provide a reasonable basis for our opinion.

February 26, 2013

F-1

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Assets and Policy Owners’ Equity and Surplus

December 31, 2012

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Assets:
Investments, at market value(1)(2)
Large Cap Equity Index Fund	$169,389,191	$—	$—	$—	$—	$—	$—	$—	$—
Small Cap Equity Index Fund	—	93,129,680	—	—	—	—	—	—	—
Bond Fund	—	—	35,779,036	—	—	—	—	—	—
Money Market Fund	—	—	—	8,491,716	—	—	—	—	—
International Equity Index Fund	—	—	—	—	113,856,981	—	—	—	—
Stock and Bond Balanced Fund	—	—	—	—	—	23,893,578	—	—	—
Large Cap Equity Fund	—	—	—	—	—	—	19,807,261	—	—
Small/Mid Cap Equity Fund	—	—	—	—	—	—	—	22,461,789	—
International Equity Fund	—	—	—	—	—	—	—	—	19,898,519

Total Assets	$169,389,191	$93,129,680	$35,779,036	$8,491,716	$113,856,981	$23,893,578	$19,807,261	$22,461,789	$19,898,519

Liabilities:
Total Liabilities	—	—	—	—	—	—	—	—	—

Net Assets	$169,389,191	$93,129,680	$35,779,036	$8,491,716	$113,856,981	$23,893,578	$19,807,261	$22,461,789	$19,898,519

Net Assets:
Policy Owners’ Equity(3)	$169,389,191	$79,675,600	$35,779,036	$8,491,716	$68,915,783	$23,893,578	$6,434,842	$6,144,865	$3,539,997
Surplus Contributed	—	13,454,080	—	—	44,941,198	—	13,372,419	16,316,924	16,358,522

Net Assets	$169,389,191	$93,129,680	$35,779,036	$8,491,716	$113,856,981	$23,893,578	$19,807,261	$22,461,789	$19,898,519

(1) Investments, at cost	$138,876,903	$80,150,178	$32,496,217	$8,491,972	$101,789,465	$19,676,354	$20,827,144	$19,412,094	$20,390,581
(2) Shares Owned	12,013,298	8,586,367	3,262,194	8,491,972	9,595,963	1,764,822	2,301,786	2,031,118	2,038,280
(3) Accumulation Unit Value	$15.82	$19.58	$19.30	$12.72	$14.93	$17.57	$10.00	$12.27	$12.06
(3) Units Outstanding	10,705,547	4,070,802	1,854,394	667,848	4,612,390	1,360,125	644,011	501,018	293,350

The accompanying notes are an integral part of the financial statements.

F-2

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Operations

For the Year Ended December 31, 2012

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Investment income:
Dividend income	$2,896,296	$1,158,490	$1,105,028	$—	$3,176,422	$307,021	$287,718	$44,879	$99,081
Expenses:
Mortality and expense risk charges	1,328,092	616,265	283,580	67,455	508,035	189,409	49,811	47,050	26,335

Net investment income (loss)	1,568,204	542,225	821,448	(67,455)	2,668,387	117,612	237,907	(2,171)	72,746

Realized gain (loss)	(198,555)	(445,353)	(2,573)	—	(659,871)	54,854	(220,848)	(33,486)	(148,471)
Realized gain distributions	3,784,950	2,831,899	—	—	932	54,361	—	—	—
Change in unrealized appreciation (depreciation), net	17,103,814	9,448,856	93,326	(21)	14,995,716	1,956,205	2,757,546	3,380,219	3,276,898

Net realized and unrealized gain (loss) on investments	20,690,209	11,835,402	90,753	(21)	14,336,777	2,065,420	2,536,698	3,346,733	3,128,427

Net increase (decrease) in policy owners’ equity and surplus from operations	$22,258,413	$12,377,627	$912,201	$(67,476)	$17,005,164	$2,183,032	$2,774,605	$3,344,562	$3,201,173

The accompanying notes are an integral part of the financial statements.

F-3

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Changes in Policy Owners’ Equity and Surplus

For the Year Ended December 31, 2012

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Operations:
Net investment income (loss)	$1,568,204	$542,225	$821,448	$(67,455)	$2,668,387	$117,612	$237,907	$(2,171)	$72,746

Realized gain (loss)	3,586,395	2,386,546	(2,573)	—	(658,939)	109,215	(220,848)	(33,486)	(148,471)
Change in unrealized appreciation (depreciation), net	17,103,814	9,448,856	93,326	(21)	14,995,716	1,956,205	2,757,546	3,380,219	3,276,898

Net realized and unrealized gain (loss) on investments	20,690,209	11,835,402	90,753	(21)	14,336,777	2,065,420	2,536,698	3,346,733	3,128,427

Net increase (decrease) in policy owners’ equity and surplus from operations	22,258,413	12,377,627	912,201	(67,476)	17,005,164	2,183,032	2,774,605	3,344,562	3,201,173

Policy owners’ equity transactions:
Proceeds from units purchased	19,576,724	8,672,911	3,954,302	1,111,367	8,518,469	2,640,504	1,217,329	1,017,686	673,523
Transfers between subaccounts including fixed account, net	(4,612,794)	(1,927,238)	381,983	156,356	(987,129)	(404,910)	(249,091)	(293,816)	(175,582)
Payments for surrenders and other redemptions	(20,171,820)	(9,101,912)	(4,152,793)	(1,267,507)	(7,609,026)	(2,828,313)	(980,240)	(783,826)	(454,074)

Net increase (decrease) in policy owners’ equity derived from policy owners’ equity transactions	(5,207,890)	(2,356,239)	183,492	216	(77,686)	(592,719)	(12,002)	(59,956)	43,867

Total increase (decrease) in policy owners’ equity and surplus	17,050,523	10,021,388	1,095,693	(67,260)	16,927,478	1,590,313	2,762,603	3,284,606	3,245,040
Transfers (from) to contributed surplus	—	—	—	—	—	—	—	—	—
Policy owners’ equity and surplus:
Beginning of year	152,338,668	83,108,292	34,683,343	8,558,976	96,929,503	22,303,265	17,044,658	19,177,183	16,653,479

End of year	$169,389,191	$93,129,680	$35,779,036	$8,491,716	$113,856,981	$23,893,578	$19,807,261	$22,461,789	$19,898,519

The accompanying notes are an integral part of the financial statements.

F-4

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Changes in Policy Owners’ Equity and Surplus, Continued

For the Year Ended December 31, 2011

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Operations:
Net investment income (loss)	$(1,164,817)	$34,022	$855,051	$(68,492)	$2,429,985	$373,903	$158,111	$16,400	$321,806

Realized gain (loss)	(698,297)	3,155,815	3,166	—	(221,012)	146,890	(169,349)	(91,270)	(122,194)
Change in unrealized appreciation (depreciation), net	3,426,611	(7,754,766)	1,033,649	(15)	(16,512,132)	121,368	(56,199)	(412,401)	(2,890,023)

Net realized and unrealized gain (loss) on investments	2,728,314	(4,598,951)	1,036,815	(15)	(16,733,144)	268,258	(225,548)	(503,671)	(3,012,217)

Net increase (decrease) in policy owners’ equity and surplus from operations	1,563,497	(4,564,929)	1,891,866	(68,507)	(14,303,159)	642,161	(67,437)	(487,271)	(2,690,411)

Policy owners’ equity transactions:
Proceeds from units purchased	20,178,582	8,931,972	4,038,724	1,180,554	8,851,890	2,719,905	1,270,614	1,040,842	704,574
Transfers between subaccounts including fixed account, net	(4,664,243)	(2,198,409)	37,993	435,668	(1,056,194)	(163,300)	(12,225)	38,052	(96,285)
Payments for surrenders and other redemptions	(20,168,669)	(9,466,076)	(4,510,181)	(1,566,191)	(8,636,173)	(2,829,905)	(774,637)	(707,036)	(471,575)

Net increase (decrease) in policy owners’ equity derived from policy owners’ equity transactions	(4,654,330)	(2,732,513)	(433,464)	50,031	(840,477)	(273,300)	483,752	371,858	136,714

Total increase (decrease) in policy owners’ equity and surplus	(3,090,833)	(7,297,442)	1,458,402	(18,476)	(15,143,636)	368,861	416,315	(115,413)	(2,553,697)
Transfers (from) to contributed surplus	—	—	—	—	—	(89)	—	—	—
Policy owners’ equity and surplus:
Beginning of year	155,429,501	90,405,734	33,224,941	8,577,452	112,073,139	21,934,493	16,628,343	19,292,596	19,207,176

End of year	$152,338,668	$83,108,292	$34,683,343	$8,558,976	$96,929,503	$22,303,265	$17,044,658	$19,177,183	$16,653,479

The accompanying notes are an integral part of the financial statements.

F-5

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements

1.    General Information

Organization

The State Farm Life Insurance Company Variable Life Separate Account (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 as amended, established by State Farm Life Insurance Company (the “Company”). The Separate Account was established by the Company on December 9, 1996. The Company sells a variable life insurance product, which has unique combinations of features and fees that are charged against the policy owners’ account balances. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business the Company may conduct.

The Company discontinued new sales of the variable life product during September, 2008; however, the Company will continue to administer the existing book of variable life policies.

Sponsor Transactions

As an investor in the Separate Account, the Company shares in the investment performance of the funds held by the Separate Account in relation to the portion of its ownership of fund shares, which are subject to the same valuation procedures as the policy owners’ units. The market value of the Company’s investment in the Separate Account as surplus contributed was $104,443,144 at December 31, 2012.

Reclassification

Certain amounts have been corrected due to an error in classification within the Statement of Changes in Policy Owners’ Equity and Surplus for the year ended December 31, 2011. Realized Gain Distributions were reclassified from the line item labeled “Net investment income (loss)” to the line item labeled “Realized gain (loss)” for the International Equity Index Subaccount and Stock and Bond Balanced Subaccount in the amount of $372,233 and $147,037, respectively.

2.    Significant Accounting Policies

Valuation of Investments

The assets of the Separate Account are invested in one or more of the funds (the “Fund(s)”) of the State Farm Variable Product Trust (the “Trust”) at the Fund’s net asset value, which are based on the daily closing market value prices of the underlying securities, in accordance with the selection made by the policy owners.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—	Fair value is based on unadjusted quoted prices in active markets that are accessible to the Separate Account for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.

F-6

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

Level 2—	Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs.

Level 3—	Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Separate Account’s assumptions about the inputs market participants would use in pricing the asset or liability.

Assets measured at fair value on a recurring basis are summarized below:

		Fair Value Measurements at December 31, 2012
Description	Total	Level 1	Level 2	Level 3
Funds of the Trust	$506,707,751	$—	$506,707,751	$—

Total	$506,707,751	$—	$506,707,751	$—

Level 2 Measurements

Separate Account assets include private, affiliated mutual funds valued at net asset value daily using observable inputs. Valuation inputs of underlying assets include, but are not limited to, quoted exchange prices, quotations by independent pricing services, bid price quotations from brokers, multiple of earnings, multiple of book values, similar freely traded securities, and yield to maturity.

The Separate Account recognizes transfers between levels at the end of the reporting period. There were no transfers between levels for 2012.

Security Transactions and Investment Income

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the policies on each valuation date based on each policy’s pro rata share of the assets of the fund as of the beginning of the valuation date.

Accumulation Unit Valuation

On each day the New York Stock Exchange (NYSE) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM Central time or the close of the NYSE by dividing the policy owners’ share of the value of each fund’s investments and other assets, less liabilities, by the number of policy owner accumulation units outstanding in the respective fund.

The Net Asset Value (NAV) for each Fund is determined as of the time of the close of regular session trading on the NYSE, on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

F-7

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

Each Fund values its assets at their current market value when market quotations are readily available. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued by a method that the Board of Trustees of the Fund believes will reflect a fair value. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of the Company. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account affect liabilities under the policies and are, therefore, not taxed. Thus, the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

Transfers between subaccounts including the fixed account

Transfers between subaccounts including the fixed account (net) include transfers of all or part of the policy owners’ interest to or from another eligible subaccount from or to the fixed account option of the general account of the Company.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the amounts reported therein, as well as the disclosure of any contingent assets and liabilities. Actual results reported could differ from the estimates reported in the accompanying financial statements.

3.     Expenses and Related Party Transactions

A mortality and expense risk charge, which includes a death benefit guarantee risk charge, is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 0.8% of the daily net asset value of the policy owners’ portion of assets in the Separate Account. The charge may be adjusted after policy issue, but is guaranteed not to exceed 0.9% of net assets. The death benefit guarantee covers the risk that the policy would remain in force if the required minimum premiums were satisfied, even if the policy cash surrender value were to drop below zero. This could result from a decline in the value of the subaccounts due to market performance. The disbursements for mortality and expense risk charges amounted to $3,116,032 and $2,993,469 during 2012 and 2011, respectively.

During the year ended December 31, 2012, investment advisory and management service fees were paid indirectly to State Farm Investment Management Corp. (SFIMC). Each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Index Fund	0.24% of average daily net assets

F-8

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

Small Cap Index Fund	0.40% of average daily net assets
International Index Fund	0.55% of average daily net assets
Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund	0.40% of average daily net assets

At the beginning of each policy month, the Company makes a deduction from the cash value of the policy, which consists of the cost of insurance for the policy, any additional benefits provided by the rider, and a monthly expense charge for the policy month. A monthly expense charge of $6 is deducted from policies issued prior to July 1, 2004 and an $8 monthly expense charge is deducted from policies issued from July 1, 2004. This expense charge is subject to a maximum of $8. These deductions reimburse the Company for administrative expenses relating to the issuance and maintenance of the policy. The total amount of monthly deductions was $26,881,208 and $27,040,953 during 2012 and 2011, respectively. These deductions are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Policy Owners’ Equity and Surplus.

A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing the policy. The full surrender charge will be increased monthly during the first two policy years, stay constant during the third through sixth year and is reduced each year after the sixth year until it reaches zero in the tenth policy year. The surrender charges were $483,110 and $611,647 during 2012 and 2011, respectively. These charges are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Policy Owners’ Equity and Surplus.

A withdrawal fee is assessed upon the partial withdrawal of funds which is equal to the lesser of $25 or 2% of the amount withdrawn. Withdrawal fees amounted to $28,239 and $28,682 during 2012 and 2011, respectively. These fees are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Policy Owners’ Equity and Surplus.

The Company reserves the right to deduct a $25 transfer processing fee for each subaccount transfer in excess of 12 during a policy year. In addition, the Company deducts and retains a 5% charge from each premium before allocating the resulting premium to the unit value in the Separate Account.

4.    Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2012 and 2011 are as follows:

	December 31, 2012			December 31, 2011
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Large Cap Equity Index	1,509,942	1,852,260	(342,318)	1,683,704	2,022,604	(338,900)
Small Cap Equity Index	580,458	707,198	(126,740)	639,416	792,084	(152,668)
Bond	324,532	315,014	9,518	333,503	356,615	(23,112)
Money Market	160,043	159,953	90	206,483	202,601	3,882
International Equity Index	803,131	803,931	(800)	791,811	845,325	(53,514)
Stock and Bond Balanced	194,808	229,145	(34,337)	221,028	238,467	(17,439)
Large Cap Equity	158,739	160,039	(1,300)	185,690	130,832	54,858
Small/Mid Cap Equity	114,444	119,669	(5,225)	135,079	104,025	31,054
International Equity	78,575	75,058	3,517	88,579	74,958	13,621

F-9

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

5.    Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 by each subaccount are shown below:

	December 31, 2012
	Purchases	Sales
Large Cap Equity Index	$10,272,112	$10,126,849
Small Cap Equity Index	5,968,114	4,950,226
Bond	2,795,839	1,790,900
Money Market	870,075	937,315
International Equity Index	5,858,939	3,267,307
Stock and Bond Balanced	1,140,200	1,560,945
Large Cap Equity	885,806	659,901
Small/Mid Cap Equity	576,202	638,326
International Equity	488,923	372,311

Total	$28,856,210	$24,304,080

6.    Unit Values and Financial Highlights

A summary of unit values and units outstanding for each subaccount of the Separate Account, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2012 are shown below.

	At December 31, 2012				For the Year Ended December 31, 2012
Subaccount	Units	Net Assets	Unit Fair Value		Net Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	10,705,547	$169,389,191	$13.78	$15.82	0.97%	0.8%	14.80%
Small Cap Equity Index	4,070,802	$93,129,680	$17.03	$19.58	0.62%	0.8%	14.97%
Bond	1,854,394	$35,779,036	$18.80	$19.30	2.33%	0.8%	2.66%
Money Market	667,848	$8,491,716	$12.82	$12.72	(0.79)%	0.8%	(0.78)%
International Equity Index	4,612,390	$113,856,981	$12.76	$14.93	2.53%	0.8%	17.01%
Stock and Bond Balanced	1,360,125	$23,893,578	$15.99	$17.57	0.51%	0.8%	9.88%
Large Cap Equity	644,011	$19,807,261	$8.64	$10.00	1.29%	0.8%	15.74%
Small/Mid Cap Equity	501,018	$22,461,789	$10.50	$12.27	(0.01)%	0.8%	16.86%
International Equity	293,350	$19,898,519	$10.20	$12.06	0.40%	0.8%	18.24%

	At December 31, 2011				For the Year Ended December 31, 2011
Subaccount	Units	Net Assets	Unit Fair Value		Net Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	11,047,865	$152,338,668	$13.64	$13.78	(0.76)%	0.8%	1.03%
Small Cap Equity Index	4,197,542	$83,108,291	$17.98	$17.03	0.04%	0.8%	(5.28)%
Bond	1,844,876	$34,683,343	$17.78	$18.80	2.52%	0.8%	5.74%
Money Market	667,758	$8,558,976	$12.92	$12.82	(0.80)%	0.8%	(0.77)%
International Equity Index	4,613,190	$96,929,503	$14.70	$12.76	2.68%	0.8%	(13.20)%
Stock and Bond Balanced	1,394,462	$22,303,265	$15.54	$15.99	2.36%	0.8%	2.90%
Large Cap Equity	645,311	$17,044,658	$8.72	$8.64	0.94%	0.8%	(0.92)%
Small/Mid Cap Equity	506,243	$19,177,183	$10.81	$10.50	0.09%	0.8%	(2.87)%
International Equity	289,833	$16,653,480	$11.93	$10.20	1.79%	0.8%	(14.50)%

F-10

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

	At December 31, 2010				For the Year Ended December 31, 2010
Subaccount	Units	Net Assets	Unit Fair Value		Net Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	11,386,765	$155,429,501	$11.99	$13.64	0.96%	0.8%	13.76%
Small Cap Equity Index	4,350,210	$90,405,734	$14.37	$17.98	0.12%	0.8%	25.12%
Bond	1,867,988	$33,224,941	$16.98	$17.78	2.93%	0.8%	4.71%
Money Market	663,876	$8,577,452	$13.02	$12.92	(0.81)%	0.8%	(0.77)%
International Equity Index	4,666,704	$112,073,139	$13.82	$14.70	1.75%	0.8%	6.37%
Stock and Bond Balanced	1,411,901	$21,934,493	$14.05	$15.54	1.82%	0.8%	10.60%
Large Cap Equity	590,453	$16,628,343	$7.74	$8.72	0.66%	0.8%	12.66%
Small/Mid Cap Equity	475,189	$19,292,596	$8.79	$10.81	0.07%	0.8%	22.98%
International Equity	276,212	$19,207,176	$10.69	$11.93	1.74%	0.8%	11.60%

	At December 31, 2009				For the Year Ended December 31, 2009
Subaccount	Units	Net Assets	Unit Fair Value		Net Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	11,511,612	$138,043,834	$9.59	$11.99	1.16%	0.8%	25.03%
Small Cap Equity Index	4,499,663	$74,265,161	$11.46	$14.37	0.17%	0.8%	25.39%
Bond	1,882,992	$31,991,333	$15.25	$16.98	3.60%	0.8%	11.34%
Money Market	646,285	$8,417,232	$13.12	$13.02	(0.76)%	0.8%	(0.76)%
International Equity Index	4,699,706	$105,582,673	$10.89	$13.82	2.29%	0.8%	26.91%
Stock and Bond Balanced	1,432,400	$20,130,165	$11.70	$14.05	3.00%	0.8%	20.09%
Large Cap Equity	529,034	$14,209,935	$6.40	$7.74	0.97%	0.8%	20.94%
Small/Mid Cap Equity	447,290	$15,349,521	$6.81	$8.79	(0.07)%	0.8%	29.07%
International Equity	253,228	$16,850,642	$7.84	$10.69	2.19%	0.8%	36.35%

	At December 31, 2008				For the Year Ended December 31, 2008
Subaccount	Units	Net Assets	Unit Fair Value		Net Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	11,190,354	$107,215,580	$15.37	$9.59	1.53%	0.8%	(37.61)%
Small Cap Equity Index	4,398,691	$58,045,653	$17.52	$11.46	6.57%	0.8%	(34.59)%
Bond	1,970,834	$30,033,674	$15.22	$15.25	3.93%	0.8%	0.20%
Money Market	625,825	$8,213,712	$12.96	$13.12	1.29%	0.8%	1.23%
International Equity Index	4,626,567	$82,060,243	$18.96	$10.89	3.49%	0.8%	(42.56)%
Stock and Bond Balanced	1,443,049	$16,892,907	$15.35	$11.70	3.22%	0.8%	(23.78)%
Large Cap Equity	410,935	$10,937,168	$10.96	$6.40	2.39%	0.8%	(41.61)%
Small/Mid Cap Equity	334,654	$11,055,624	$12.57	$6.81	1.70%	0.8%	(45.82)%
International Equity	212,923	$11,964,416	$14.93	$7.84	2.47%	0.8%	(47.49)%

*	This ratio represents net investment income, as presented in the Statement of Operations, divided by the average net assets. Dividend income, as presented in the Statement of Operations, excludes capital gain distributions recorded by the subaccount from the underlying mutual fund. Prior to 2009, net investment income included capital gain distributions.
**	This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of policy owner units are excluded. There is no fluctuation in the annualized mortality and expense charge. This ratio does not include the expenses incurred by the underlying funds of the Trust. Refer to Note 3.
***	The total return is calculated using the beginning and ending unit value, which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

F-11

PART C

OTHER INFORMATION

Item 26. Exhibits

1.	Board of Directors Resolutions of State Farm Life Insurance Company establishing State Farm Life Insurance Company Variable Life Separate Account. (1)

2.	Custodian Agreements. Not applicable.

3.	Underwriting Contracts.

(a)	Distribution Agreement (8)

(b)	Registered Representative Agreement (4)

4.	Contracts.

(a)	Specimen - Variable Universal Life Insurance Policy (1)

(b)	Policy Riders and Endorsements (1)

(c)	Interest Charge for the Loan Account Endorsement (6)

5.	Applications.

(a)	Application form (7)

(b)	Reinstatement Application (4)

6.	Depositor’s Certificate of Incorporation and By-Laws.

(a)	Articles of Incorporation of State Farm Life Insurance Company (2)

(b)	By-laws of State Farm Life Insurance Company (9)

7.	Reinsurance Contracts. (5)

8.	Participation Agreements. (7)

9.	Administrative Contracts. Not applicable.

10.	Other Material Contracts.

(a)	Powers of Attorney

(b)	Rule 22c-2 Agreement (9)

11.	Legal Opinion and Consent as to the legality of the securities being registered. (3)

12.	Actuarial Opinion. Not applicable.

13.	Calculations. Not applicable.

14.	Other Opinions.

Consent of PricewaterhouseCoopers LLP

15.	Omitted Financial Statements. No financial statements are omitted from Item 24.

16.	Initial Capital Agreements. Not applicable.

17.	Redeemability Exemption. Description of State Farm Life Company’s Issuance, Transfer and Redemption Procedures for Policies. (8)

1.	Incorporated herein by reference to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account on January 10, 1997.
2.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to a Registration Statement on Form N-4 (File No. 333-19189), filed on behalf of State Farm Life Insurance Company Variable Annuity Separate Account with the Securities and Exchange Commission on October 10, 1997.
3.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on January 30, 1998.
4.	Incorporated herein by reference to the Post-Effective Amendment No. 5 to the registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2000.
5.	Incorporated herein by reference to Post-Effective Amendment No. 11 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2003.
6.	Incorporated herein by reference to Post-Effective Amendment No. 12 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2004.
7.	Incorporated herein by reference to Post-Effective Amendment No. 15 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on July 22, 2005.
8.	Incorporated herein by reference to Post-Effective Amendment No. 17 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2007.
9.	Incorporated herein by reference to Post-Effective Amendment No. 19 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2008.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with State Farm Life Insurance Company
Edward B. Rust, Jr.	Director; President and Chairman of the Board

Randall H. Harbert	Director; Senior Vice President and Chief Agency and Marketing Officer

W.H. Knight, Jr.	Director

Susan M. Phillips	Director

Michael L. Tipsord	Director; Executive Vice President

Paul J. Smith	Director; Senior Vice President and Treasurer

Joe R. Monk, Jr.	Director; Senior Vice President and Chief Administrative Officer

Christy Moberly	Director; Senior Vice President

W. Steven Jones	Director

Nancy A. Behrens	Vice President - Life

Lynne M. Yowell	Associate General Counsel and Secretary

Jeffrey W. Jackson	Senior Vice President and General Counsel

Lee Baumann	Senior Vice President

Duane Farrington	Senior Vice President

Mary Crego	Senior Vice President

Richard K. Paul	Vice President - Life

Mark Schwamberger	Vice President and Controller

Mary Schmidt	Vice President - Human Resources

Paul Eckley	Senior Vice President - Investments

David C. Graves	Vice President - Mortgages and Real Estate

Joseph P. Young	Vice President - Fixed Income

*	The principal business address is One State Farm Plaza, Bloomington, Illinois 61710-0001.

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

State Farm Mutual Automobile Insurance Company

State Farm County Mutual Insurance Company of Texas (Common Management)

State Farm Bank, FSB (100% Ownership)

Plaza One Realty Company (Previously State Farm Funding Corp.) (100% Ownership)

State Farm Florida Insurance Company (100% Ownership)

State Farm General Insurance Company (100% Ownership)

State Farm Fire and Casualty Company (100% Ownership)

State Farm Guaranty Assurance Company

State Farm Life Insurance Company (100% Ownership)

State Farm Health Insurance Company (100% Ownership)

State Farm International Life Insurance Company Ltd. (100% Ownership)

State Farm Life and Accident Assurance Company (100% Ownership)

State Farm Indemnity Company (100% Ownership)

State Farm Guaranty Insurance Company

State Farm Realty Investment Company (100% Ownership)

State Farm Investment Management Corp. (100% Ownership)

State Farm VP Management Corp. (100% Ownership)

State Farm International Services, Inc. (100% Ownership)

Top Layer Reinsurance, Ltd. (50% Ownership)

State Farm Lloyds, Inc. (100% Ownership)

State Farm Lloyds (An Association of Underwriters)

Insurance Placement Services, Inc. (100% Ownership)

State Farm Finance Corporation of Canada (100% Ownership)

State Farm Investor Services (Canada) Holding Company (100% Ownership)

State Farm Investor Services (Canada) Co. (100% Ownership)

SF Insurance Placement Corporation of Canada (100% Ownership)

Oglesby Reinsurance Ltd (100% Ownership)

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

The Articles of Incorporation, as amended, and the Bylaws of State Farm Life Insurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.

Item 30. Principal Underwriter

(a) Other Activity. State Farm VP Management Corp. is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. State Farm VP Management Corp. also is the principal underwriter for State Farm Life Insurance Company Variable Annuity Separate Account, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust and State Farm Variable Product Trust.

(b) Management. The following information is furnished with respect to the officers and directors of State Farm VP Management Corp.:

Name and Principal Business Address*	Positions and Offices with State Farm VP Management Corp.	Positions and Offices with Depositor
Edward B. Rust, Jr.	Director; President	Director; President; Chairman of the Board
Michael L. Tipsord	Director; Senior Vice President and Treasurer	Director; Executive Vice President
Randall H. Harbert	Director; Senior Vice President	Director; Senior Vice President and Chief Agency and Marketing Officer
Joe R. Monk, Jr.	Director; Senior Vice President	Director; Senior Vice President; Chief Administrative Officer
Paul J. Smith	Director; Senior Vice President	Director; Senior Vice President and Treasurer
Richard K. Paul	Vice President	Vice President - Life
Thomas Loftus	Vice President; Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Mark Mikel	Vice President - Financial and Secretary

*	The principal business address of each person is One State Farm Plaza, Bloomington, Illinois 61710-0001.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
State Farm VP Management Corp.	N/A	N/A	N/A	N/A

Item 31. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by State Farm Life Insurance Company at Three State Farm Plaza South, Bloomington, Illinois 61791-0001.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

State Farm Life Insurance Company hereby represents that the fees and charges deducted under each Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, State Farm Life Insurance Company and State Farm Life Insurance Company Variable Life Separate Account certify that they meet all of the requirements for the effectiveness of this registration statement under Rule 485(b) under the Securities Act and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned, duly authorized, in the City of Bloomington and the State of Illinois, on April 30, 2013.

State Farm Life Insurance Company
Variable Life Separate Account
(Registrant)
(SEAL)

	By:	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President
State Farm Life Insurance Company

	By:	State Farm Life Insurance Company
(Depositor)

	By:	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President
State Farm Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities indicated on April 30, 2013.

Signatures	Title
*	Director, President, and Chairman of the Board (Principal Executive Officer)
Edward B. Rust, Jr.

*	Director, Executive Vice President
Michael L. Tipsord

*	Vice President and Controller (Principal Accounting Officer)
Mark Schwamberger

*	Vice President - Life (Principal Financial Officer)
Nancy A. Behrens

*	Director, Senior Vice President and Treasurer
Paul J. Smith

*	Director
W. H. Knight, Jr.

*	Director
Susan M. Phillips

*	Director, Senior Vice President
Christy Moberly

*	Director
W. Steven Jones

*	Director, Senior Vice President and Chief Administrative Officer
Joe R. Monk, Jr.

*	Director, Senior Vice President and Chief Agency and Marketing Officer
Randall H. Harbert

* By:	/s/ Stephen L. Horton
Stephen L. Horton
Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit 10(a)	Powers of Attorney

Exhibit (14)	Consent of PricewaterhouseCoopers LLP